UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: March 31, 2015

Date of reporting period: September 30, 2014

Item 1:  Reports to Stockholders

Semi-Annual Report
September 30, 2014

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds

BOND FUNDS SEMI-ANNUAL REPORT

TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER November 5, 2014

Dear fellow shareholders:

During the 6-month period ending September 30, 2014, U.S. fixed income markets experienced across the board price gains. While markets have accepted the steady path that the U.S. Federal Reserve (the “Fed”) has taken to “taper” Quantitative Easing, its bond buying program projected to end in October, attention has turned to when the Fed will raise short term interest rates from their historically low levels. These tools have been used by the Fed to achieve its primary objectives – maximum employment and stable prices – as the U.S. economy recovered from the Great Recession of the past decade.

Tapering of the bond buying program, set in place by then Fed Chair Ben Bernanke, was formally announced in December 2013 and rolled out this past January. Careful not to disrupt capital markets, the Fed has followed a steady course to reduce its purchases of U.S. Treasury and mortgage-backed securities, which has been carried out at subsequent Federal Open Market Committee (FOMC) meetings. While Chairman Bernanke did not specifically address timing of the interest rate hike prior to leaving office at the end of January 2014, his initial implications were that inflation approaching 2% and unemployment levels below 6.5% would trigger the Fed to move on short-term rates, which have been at near zero since 2008.

Shortly after JanetYellen took over as Fed Chair in February 2014, against the backdrop of a declining unemployment rate but tepid inflation and economic growth data, the FOMC unanimously decided the 6.5% unemployment threshold was “outdated” according to its meeting minutes. Mindful of the impact a rate increase could have on a still recovering economy, the Fed has assured markets that its strategy is to keep rates low for a “considerable time” after the bond buying program is completed. A more complete analysis of economic and inflationary data would be used to assess the appropriate time to raise rates. As domestic economic data rebounded from a difficult winter, attention has shifted to the timing of this potential rate increase.

We have witnessed a year-long flattening of the Treasury yield curve. Earlier this year, long bonds rallied on the backs of mixed U.S. economic data and a flight to quality amid geopolitical risks in Ukraine and the Middle East. More recently, short term rates have begun to creep up which has also contributed to the flattening yield curve. In anticipation of the projected 2015 interest rate increase, the 2-year Treasury yield has settled in at a level above 0.50%, a noteworthy move after being below that threshold the prior three years. A side effect of increasing short-term rates is the reduction of future inflationary pressures, which decreases the required market yield on longer maturities, contributing further to the flattening yield curve.

Performance for the 6-month period supports these developments, with the 2-year Treasury return just +0.30% compared to the 10-year and 30-year Treasuries which gained +3.43% and +8.74%, respectively. The 30-year Treasury bond ended September yielding

3.20% while the 10-year Treasury note was yielding 2.49%, a drop of 77 and 54 basis points, respectively, since March 31. The tax-exempt bond market experienced similar results for the 6-month period as short-term bonds returned +0.30%, while 10-year bonds gained +3.99% and long term (22+ years) bonds were up +6.52%.

Global

A growing number of economic indicators confirm that activity across Europe is decelerating and deflationary pressures continue to mount. Reflecting the weakening outlook in the euro area, the European Central Bank (ECB) cut interest rates again in early September, in an attempt to further stimulate growth and stave off deflation. Additionally, the ECB plans to restart its covered bond purchases and to start a “sizeable” asset-backed security purchase program in October, coinciding with the asset quality review/stress tests. The targeted longer-term refinancing operation will continue with the hope that banks will participate in this voluntary program. Most recently, 255 banks participated and borrowed €83.6 billion in new four-year loans at an interest rate of 0.15%, well short of the €100 billion anticipated by the market. If the above measures prove insufficient, ECB President Mario Draghi suggested in September that large scale purchases of government bonds remain an option, if inflation remains too low.

In Japan, “Abenomics” (the economic stimulus package put in place by Prime Minister Shinzo Abe) has been dealt a setback, as the April 1st consumption tax hike has weighed on the Japanese economy to a greater extent than initially expected. Economic growth contracted sharply during the second calendar quarter, and recent indicators suggest a muted recovery, with domestic consumption yet to rebound, real wages under pressure, capital spending indicators slowing, and a recovery in exports remaining absent. To be sure, some positive signs still persist. The employment situation remains healthy, with the unemployment rate remains near multi-year lows, and surveys show optimism remains elevated among the corporate sector. The economy will likely return to modest growth in coming quarters, but the consumption tax hike has clearly been a greater obstacle than expected.

Elsewhere in Asia, after China’s growth stabilized in the June quarter, concerns over a slowdown are re-emerging after much weaker than expected August data. Industrial production growth declined to 6.9% year-over-year in August, marking the lowest rate since 2009. While exports showed strength from a recovery in developed markets, domestic demand has remained weak mostly due to the cooling property market. Policy makers have been using targeted easing to help stabilize growth, which include liquidity injections, tax breaks, and newly-announced loosened mortgage policies. While economic growth likely slowed down in the third quarter, we could see some improvement in the fourth quarter given recent easing measures.

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Domestic

In the U.S., the (subpar) economic recovery remains on track. The third estimate of second quarter real GDP growth was quite strong at 4.6%. Although second quarter growth was robust, taken in the context of an equally weak first quarter, largely as a result of the unusually cold winter, the average growth for the first two quarters of 2014 was just 1.2%.

The most recent employment report, released on October 3, showed September nonfarm payrolls jobs at a strong 248,000, well above the consensus estimate of 215,000. Additionally, July and August payrolls were revised up by a combined 69,000. The unemployment rate fell from 6.1% to 5.9%, the lowest level since July 2008. However, this was at least partially aided by a decline in the labor force participation rate to a new cyclical low of 62.7 percent. Moreover, when viewed by age cohort, the labor force participation rate rose for workers between the ages of 16 and 24, while it fell for all other age groups, perhaps suggesting a mismatch in job skills among core age workers and early retirement for those 55+.

Inflation, as measured by the headline Consumer Price Index for All Urban Consumers (CPI), increased 0.1% in September, versus a decline of -0.2% in August. On a year-over-year basis, inflation stands at 1.7%, coming in below the 2% level for the second straight month. Core CPI, which excludes the volatile food and energy sectors, increased by 0.1% in September, and at 1.7% on a year-over-year basis, remains comfortably below the 2% level. Inflation remains very controlled and does not appear likely to be a concern in the near to intermediate term. The Fed’s bias is clearly on generating better growth in the economy; however, as growth begins to accelerate with conviction, inflation will become a much bigger risk and concern.

Although second quarter growth was strong, average growth for the first half of 2014 was a disappointing 1.2%. Nonetheless, we believe that the subpar economic recovery remains on track. As has been the case throughout this recovery, economic data remains quite mixed and consumer spending continues to be cautious. However, job growth is showing legitimate signs of improvement.

Strategy Summary

The U.S. Government Securities Fund continues to favor seasoned, high coupon agency-backed securities. As mortgage rates have increased from all-time lows, we see long-term income stability and principal preservation returning to the market. The Sit Quality Income Fund remains a sturdy performer, building off a strong 2013 while maintaining focus on securities with relatively high levels of income and credit quality. We believe the Fund’s stable price and 1.03% 30-day SEC yield as of September 30 make it a good alternative to cash reserves.

The Tax-Free Income Fund and the Minnesota Tax-Free Income Fund strategies are focused on the use of high coupon bonds and bonds structured with put, call, sinking fund and prepayment provisions that provide regular cash flow. As market fundamentals, alongside strong Treasury markets, have made for price appreciation, we continue to look for sectors and security structures which provide added yield while positioning our portfolios in a more defensive nature in advance of potentially rising interest rates. Our strategy remains focused on securities that provide a high level of interest income, which is the primary source of returns over longer term cycles.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

SEPTEMBER 30, 2014	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +0.95% during the 6-month period ended September 30, 2014, compared to the return of the Barclays Intermediate Government Bond Index of +0.92%. The Fund’s 30-day SEC yield was 2.58% and its 12-month distribution rate was 1.58%.

During the 6-month period, the Fund benefitted from the income advantage provided by its holdings in old, higher coupon mortgage pass through securities and collateralized mortgage obligations. The continued reduction in the Federal Reserve’s asset purchase program and anticipation of the first increase in the federal funds rate drove shorter term interest rates higher. Prices of mortgage-backed securities modestly underperformed during the period due to reduced demand from the Federal Reserve and higher interest rate expectations. However, the income generated by the securities more than offset the underperformance, leading to positive total return for mortgages overall. Prepayment activity on the mortgages held in the Fund has returned to historical levels, which has also benefitted performance by increasing income.

Looking forward, we expect slow economic growth to persist. The Federal Reserve has stated it will end asset purchases before year-end. These factors will likely cause the yield curve to flatten further. Eventually, short term yields should increase as market participants begin to anticipate the Federal Reserve’s first increase in short term rates in more than a decade. Longer term yields will be relatively more stable as the inflationary pressures of asset purchases are removed. We believe as financial markets become less supported by the Federal Reserve’s asset purchase program, a more normalized and healthy marketplace will resume. We have positioned the Fund defensively to maximize return potential while preserving income. We continue to focus on old, high coupon agency mortgage securities that should provide relatively stable income and price levels. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Michael C. Brilley    Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2014

	Sit U.S. Government Securities Fund	Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]

Six Months	0.95%	0.92%	n/a

One Year	1.59	1.14	3.54%

Five Years	2.17	2.50	3.53

Ten Years	3.65	3.68	4.05

Since Inception (6/2/87)	5.80	5.98	5.80

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of September 30, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/14:	$ 11.05 Per Share
Net Asset Value 3/31/14:	$ 11.04 Per Share
Total Net Assets:	$ 611.9 Million
Effective Duration [3]:	3.0 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	7.6%
1-5 Years	88.7%
5-10 Years	3.7%
10-20 Years	0.0%
20+ Years	0.0%

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 18.4 years as of September 30, 2014.

SEPTEMBER 30, 2014	5

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Mortgage Pass-Through Securities - 40.4%
Federal Home Loan Mortgage Corporation - 9.1%
744,926	4.00	7/1/25		795,089
393,300	5.82	10/1/37		437,426
102,099	6.38	12/1/26-12/1/27		114,970
16,004,879	6.50	11/1/27-9/1/39		18,409,301
527,556	6.88	2/17/31		610,867
23,526,964	7.00	8/1/27-1/1/39		26,152,493
71,687	7.38	12/17/24		82,217
2,415,214	7.50	1/1/31-10/1/38		2,817,831
85,754	7.95	10/1/25-11/1/25		87,310
837,840	8.00	5/1/31-1/1/37		959,865
7,446	8.25	12/1/17		7,471
1,564,574	8.50	10/1/19-3/1/31		1,832,130
1,772,461	9.00	11/1/15-5/1/31		1,961,065
23,272	9.25	2/1/18-3/1/19		23,437
336,536	9.50	4/1/18-12/17/21		372,253
8,730	9.75	12/1/16-12/1/17		8,789
1,066,836	10.00	9/1/20-7/1/30		1,149,066
63,200	10.50	6/1/19		70,460
64,183	11.00	8/25/20		64,591

				55,956,631

Federal National Mortgage Association - 18.4%
3,434	3.74	3/1/19	[1]	3,433
1,394,996	5.50	12/1/32		1,554,826
2,364,640	5.61	11/1/22		2,567,854
65,270	5.76	3/1/33		72,677
3,017,835	5.96	6/1/28		3,268,970
1,770,696	6.00	9/1/28-10/1/39		1,998,937
472,686	6.15	6/1/33	[1]	484,518
129,019	6.20	11/1/27		149,789
103,630	6.35	10/1/30		121,216
25,566,877	6.50	1/1/22-6/1/40		29,043,586
118,655	6.91	11/1/26-8/1/27		127,499
136,185	6.95	8/1/21	[1]	138,866
44,834,308	7.00	6/1/17-5/1/39		51,715,415
6,806,123	7.50	6/1/22-2/1/38		7,781,325
53,008	7.62	12/1/16		55,563
178,250	7.95	9/15/20		197,196
3,464,040	8.00	4/1/16-3/1/38		4,146,672
277,708	8.09	11/15/31		333,972
59,764	8.30	7/20/28		61,749
95,693	8.31	7/20/30		101,795
104,822	8.33	7/15/20		114,980
48,907	8.47	9/15/30		56,333
3,288,565	8.50	2/1/16-1/1/37		3,910,317
41,931	8.94	3/15/22		43,243
1,436,766	9.00	10/1/19-2/1/38		1,643,260
103,145	9.25	10/1/16-5/15/28		113,142
1,649,800	9.50	5/1/19-8/1/31		1,934,090
39,112	9.56	7/15/20		39,843
329,369	9.72	8/20/25		377,457

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

70,396	9.75	10/1/21-4/1/25	78,495
325,143	10.00	3/1/15-6/1/30	383,568
17,229	10.04	8/15/20	17,324
5,702	10.18	7/1/20	5,741
83,154	10.50	6/1/28	91,856

			112,735,507

Government National Mortgage Association - 11.9%
21,167,635	4.00	12/15/24-12/20/31	22,244,371
2,450,803	4.25	10/20/31-3/20/37	2,593,220
5,788,074	4.50	6/15/40	6,365,545
3,939,645	4.75	9/20/31	4,271,607
174,617	5.50	9/15/25	195,157
1,421,584	5.75	10/20/31	1,624,754
168,660	5.76	3/20/33-5/20/33	189,006
1,877,722	6.00	6/15/23-11/20/34	2,110,034
375,583	6.20	3/15/32	426,317
2,175,829	6.25	12/15/23-4/15/29	2,405,539
1,062,877	6.35	4/20/30-6/20/31	1,201,412
270,477	6.38	8/15/26-4/15/28	305,267
165,520	6.49	4/20/32-6/20/32	187,996
16,517,702	6.50	11/15/23-3/20/41	18,945,020
72,358	6.57	3/20/33	74,905
580,041	6.75	9/15/15-5/15/29	619,142
429,816	6.91	7/20/26-2/20/27	473,684
4,824,133	7.00	5/15/24-1/20/39	5,522,428
136,377	7.02	4/20/26	146,544
72,537	7.05	9/20/26	75,903
339,072	7.10	5/20/25	373,039
189,744	7.15	4/20/27	211,219
58,570	7.25	5/15/29	60,424
373,440	7.50	1/20/38-3/15/39	429,853
56,802	7.75	6/15/20	61,322
233,350	7.95	7/20/25-4/20/26	256,268
92,041	7.99	6/20/22	100,807
578,701	8.00	6/20/31	696,987
83,147	8.25	4/15/19	90,875
85,068	8.50	9/15/16-12/20/26	97,802
57,224	9.00	12/15/20	66,098
41,622	10.00	10/15/19	43,129
74,902	10.50	2/15/20-8/15/21	82,563

			72,548,237

Small Business Administration - 1.0%
5,985,364	5.33	8/25/36-9/25/36	6,345,147

Total Mortgage Pass-Through Securities (cost: $244,799,556)			247,585,522

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

U.S. Treasury / Federal Agency Securities - 0.2%
U.S. Treasury Note:
1,500,000	1.50	1/31/19

Total U.S. Treasury / Federal Agency Securities (cost: $1,489,722)				1,490,625

Collateralized Mortgage Obligations - 48.3%
Federal Home Loan Mortgage Corporation - 16.3%
22,733	4.72	3/25/44	[1]	22,864
1,905,548	6.00	9/15/21-5/15/36		2,096,785
122,219	6.25	5/15/29		124,326
19,149,219	6.50	9/15/23-10/25/43		22,017,648
974,630	6.50	9/25/43	[1]	1,108,260
85,311	6.70	9/15/23		97,147
453,518	6.95	3/15/28		522,261
46,325,471	7.00	12/15/20-7/25/43		51,846,968
14,156,645	7.50	10/15/21-9/25/43		16,675,784
3,355,535	8.00	7/15/21-1/15/30		3,856,021
45,038	8.25	6/15/22		50,888
241,214	8.30	11/15/20		270,538
483,855	8.50	10/15/22-3/15/32		559,054
208,203	9.00	12/15/19		226,924
5,032	9.15	10/15/20		5,455
190,776	9.50	2/15/20		208,792

				99,689,715

Federal National Mortgage Association - 24.7%
11,547,811	4.50	6/25/21		11,993,672
134,958	6.43	3/25/29	[1]	151,074
1,861,712	6.49	9/25/37	[1]	2,140,103
18,339,527	6.50	8/20/28-11/25/42		20,131,849
4,172,054	6.53	2/25/42	[1]	4,839,115
591,012	6.58	12/25/42	[1]	690,001
3,743,718	6.60	10/25/42	[1]	4,233,767
13,502,606	6.75	6/25/32-4/25/37		15,126,047
21,055	6.85	12/18/27		23,764
1,604,204	6.88	8/25/37	[1]	1,791,385
24,811,444	7.00	1/25/21-3/25/45		28,995,091
35,489,242	7.50	8/20/27-1/25/48		41,710,235
1,199,914	7.50	6/19/41	[1]	1,404,556
32,386	7.75	8/1/22		36,348
1,383,043	8.00	7/25/22-7/25/44		1,581,807
846,546	8.28	11/25/37	[1]	1,036,299
771,599	8.38	11/25/37	[1]	877,560
1,456,531	8.50	1/25/21-6/25/30		1,731,347
37,813	8.70	12/25/19		42,294
13,760	8.75	9/25/20		14,803
58,607	8.80	10/25/42	[1]	68,141
55,118	8.95	10/25/20		61,880
2,081,913	9.00	7/25/19-10/25/30		2,444,318
20,274	9.05	12/25/18		21,757
33,041	9.25	1/25/20		36,878

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

729,399	9.37	6/25/32	[1]	828,894
868,376	9.50	12/25/18-12/25/41		1,022,418
111,349	9.60	3/25/20		125,731
3,392,489	10.29	7/25/37	[1]	3,696,843
2,474,475	10.59	9/25/42	[1]	3,094,717
1,154,410	11.22	6/25/44	[1]	1,382,653
115,605	12.15	3/25/39	[1]	137,059

				151,472,406

Government National Mortgage Association - 3.0%
489,991	6.50	9/20/28		552,611
1,667,150	6.65	9/20/44		1,946,919
622,360	6.88	3/16/41	[1]	658,481
12,624,061	7.00	9/16/23-5/20/42		13,647,438
989,263	7.19	12/20/33	[1]	1,168,617
135,703	7.50	5/16/27		155,731
38,378	8.50	2/20/32		46,683

				18,176,480

Vendee Mortgage Trust - 4.3%
7,260,313	3.75	12/15/33		7,519,013
90,873	6.00	2/15/30		91,452
5,181,070	6.50	8/15/31		5,923,222
272,905	6.99	7/15/30	[1]	306,799
2,349,382	7.00	3/15/28		2,714,180
1,478,151	7.25	9/15/22-9/15/25		1,646,606
2,363,636	7.75	5/15/22-9/15/24		2,731,975
4,128,450	7.82	3/15/25	[1]	4,721,097
415,785	8.00	2/15/25		489,284
178,046	8.29	12/15/26		213,358

				26,356,986

Total Collateralized Mortgage Obligations (cost: $293,284,572)				295,695,587

Asset-Backed Securities - 3.5%
Federal Home Loan Mortgage Corporation - 0.6%
5,681	6.09	9/25/29	[1]	5,688
250,000	6.28	10/27/31	[14]	285,231
2,625,021	7.16	7/25/29		2,969,772

				3,260,691

Federal National Mortgage Association - 0.4%
49,725	0.49	11/25/32	[1]	45,522
416,717	4.70	10/25/33	[14]	442,816
422,275	5.41	9/26/33	[14]	459,793
142,758	5.69	2/25/33	[14]	157,803
145,651	6.47	10/25/31	[14]	151,975
899,596	6.59	10/25/31	[14]	977,458
230,118	6.70	5/25/32	[1]	231,417
54,395	6.83	7/25/31	[14]	56,301
26,200	7.80	6/25/26	[1]	25,992

				2,549,077

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	7

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit U.S. Government Securities Fund (Continued)

Principal Amount ($) / Contracts	Coupon Rate (%)	Maturity Date	Fair Value($)

Small Business Administration - 2.5%
6,277,459	5.87	7/1/28	7,044,889
2,343,882	7.13	10/1/20	2,547,129
2,972,919	7.33	8/1/20	3,241,977
2,301,038	8.03	5/1/20	2,537,783

			15,371,778

Total Asset-Backed Securities (cost: $21,140,099)			21,181,546

Put Options Purchased [10] - 0.1%
3,000	U.S. Treasury 5 Year Future Put Options: $ 116.75 strike November 2014 expiration		70,312
750	U.S. Treasury 5 Year Future Put Options: $ 117 strike December 2014 expiration		105,469
2,000	U.S. Treasury 5 Year Future Put Options: $ 117.50 strike November 2014 expiration		218,750

Total Put Options Purchased (cost: $896,622)			394,531

Total Investments in Securities - 92.5% (cost: $561,610,571)			566,347,811

Call Options Written [10] - (0.2%)
(500)	U.S. Treasury 2 Year Future Call Options: $ 109.00 strike December 2014 expiration		(453,125)
(1,600)	U.S. Treasury 2 Year Future Call Options: $ 109.25 strike December 2014 expiration		(800,000)
(500)	U.S. Treasury 2 Year Future Call Options: $ 109.25 strike November 2014 expiration		(210,938)

Total Call Options Written (premiums received: $1,443,079)			(1,464,063)

Other Assets and Liabilities, net - 7.7%			47,030,062

Total Net Assets - 100.0%			$611,913,810

[1]	Variable rate security. Rate disclosed is as of September 30, 2014.

[10]	The amount of $17,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of September 30, 2014.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of September 30, 2014.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

For a detailed list of security holdings, refer to our company website at www.sitfunds.com.

A summary of the levels for the Fund’s investments as of September 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)

Assets
Mortgage Pass-Through Securities	—	247,585,522	—	247,585,522
U.S. Treasury / Federal Agency
Securities	—	1,490,625	—	1,490,625
Collateralized Mortgage
Obligations	—	295,695,587	—	295,695,587
Asset-Backed Securities	—	21,181,546	—	21,181,546
Put Options Purchased	394,531	—	—	394,531

	394,531	565,953,280	—	566,347,811

Liabilities
Call Options Written	(1,464,063)	—	—	(1,464,063)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	9

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a return of +0.47% during the 6-month period ended September 30, 2014, compared to the return of the Barclays 1-3 year Government/Credit Bond Index of +0.36%. The Fund’s 30-day SEC yield was 1.03% and its 12-month distribution rate was 0.76%.

During the 6-month period, the Fund benefitted from the income advantage primarily produced by its holdings in non-agency residential mortgage and corporate securities. Taxable municipal bonds held in the Fund performed particularly well, as investors reach for yield while remaining in high quality assets, which resulted in more price appreciation than other sectors. The continued reduction in the Federal Reserve’s asset purchase program and anticipation of the first increase in the federal funds rate drove shorter-term interest rates higher. Mortgage-backed securities underperformed during the period as reduced demand from the Federal Reserve and higher interest rate expectations caused prices to fall. However, the income generated by the securities more than offset the declines, leading to positive total return for mortgages overall. Like mortgages, U.S. Treasuries provided positive return on an absolute basis, but the sector underperformed relative to the benchmark. Thus, the Fund’s underweight position in U.S. Treasury securities benefitted performance.

Looking forward, we expect slow economic growth to persist. The Federal Reserve has stated it will end asset purchases before year-end. These factors will likely cause the yield curve to flatten further. Eventually, short term yields should increase as market participants begin to anticipate the Federal Reserve’s first increase in short-term rates in more than a decade. Longer term yields will be relatively more stable as the inflationary pressures of asset purchases are removed. We believe as financial markets become less supported by the Federal Reserve’s asset purchase program, a more normalized and healthy marketplace will resume. We have positioned the Fund defensively, in both credit quality and interest rate sensitivity to maximize return potential while preserving income. We focus on a mix of Treasury,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

agency and credit sectors that provide relatively high levels of income and stable prices. The dual goals of principal stability and income are the primary objectives of the Fund.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Chris M. Rasmussen, CFA

Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2014

	Sit Quality Income Fund	Barclays 1-3 Year Government/Credit Index[1]	Lipper Short Investment Grade Bond Index[2]

Six Months	0.47%	0.36%	n/a

One Year	0.97	0.77	1.51%

Since Inception (12/31/12)	0.76	0.71	1.00

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	47.5%
Corporate Bonds	27.7%
Asset Backed (Non-Agency)	12.1%
Mortgage Pass-Through (Agency)	7.5%
Other Bonds & Other Net Assets	5.2%

Based on total net assets as of September 30, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/14:	$ 9.98 Per Share
Net Asset Value 3/31/14:	$ 9.97 Per Share
Total Net Assets:	$ 100.5 Million
Average Maturity:	6.3 Years
Effective Duration [3]:	0.5 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

SEPTEMBER 30, 2014	11

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Quality Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Asset-Backed Securities - 12.3%

Agency - 0.2%
180,394	FNMA REMICS, Series 2001-W2, Class AS5 [14]	6.47	10/25/31	188,226

Non-Agency - 12.1%
159,022	Ace Securities Corp. Home Equity Loan Trust Series 2004-SD1 [1]	0.64	11/25/33	156,215
277,538	Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 [1]	0.57	6/25/35	273,819
36,481	Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class 1A5 [14]	5.66	4/28/39	36,422
960,586	Bear Stearns Asset Backed Securities Trust 2005-SD2, Class 1A2 [1]	0.62	3/25/35	956,971
68,045	Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A3 [1]	0.55	3/25/35	67,630
213,456	Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	5.01	8/25/32	214,728
310,000	Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	5.43	1/25/34	315,441
663,874	Centex Home Equity Loan Trust, Series 2004-D, Class AF4 [14]	4.68	6/25/32	683,243
258,359	CIT Home Equity Loan Trust 2003-1, Class A4 [14]	3.93	3/20/32	264,775
511,188	CIT Home Equity Loan Trust, Series 2003-1, Class A6 [14]	4.06	10/20/32	525,192
555,444	Citifinancial Mortgage Securities, Inc., Series 2004-1, Class AF3 [14]	3.77	4/25/34	564,255
18,439	Conseco Financial Corp., Series 1996-4, Class A6	7.40	6/15/27	18,496
96,056	Conseco Financial Corp., Series 1997-3, Class A6	7.32	3/15/28	101,974
85,562	Conseco Financial Corp., Series 1997-4, Class A7 [1]	7.36	2/15/29	88,349
44,207	Conseco Financial Corp., Series 1997-6, Class A6	6.90	1/15/29	46,025
146,980	Conseco Financial Corp., Series 1997-6, Class A7	7.14	1/15/29	153,448
111,520	Conseco Financial Corp., Series 1997-7, Class A7 [1]	6.96	7/15/28	116,440
267,689	Conseco Financial Corp., Series 1998-1, Class A6 [1]	6.33	11/1/29	276,298
43,458	Countrywide Asset-Backed Certificates, Series 2004-15, Class AF4 [1]	4.61	12/25/32	43,365
422,207	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	5.12	2/25/35	430,748
173,283	Credit-Based Asset Servicing and Securitization, LLC, Series 2005-CB5, Class AF2 [14]	4.29	8/25/35	174,968
16,139	Deutsche Financial Capital Securitization LLC, Series 1998-I, Class A4	6.38	4/15/28	16,251
68,079	Deutsche Financial Capital Securitization, LLC, Series 1998-I, Class A3	6.10	4/15/28	68,471
556,068	First Alliance Mortgage Loan Trust, Series 1997-4, Class A2 [14]	7.63	4/20/29	564,424
278,269	First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M2 [1]	0.81	3/25/35	277,966
168,370	Green Tree Mortgage Loan Trust 2005-HE1, Class A5 1, [4]	0.53	12/25/32	168,121
11,880	Home Loan Trust, Series 1999-HI1, Class A6 [14]	7.58	9/25/29	11,854
500,000	HSBC Home Equity Loan Trust USA, Series 2007-2, Class A4 [1]	0.45	7/20/36	489,637
301,432	Irwin Home Equity Loan Trust, Series 2005-1, Class 2A3 [14]	5.32	6/25/35	296,408
892,475	Irwin Whole Loan Home Equity Trust 2003-B, Class M [1]	3.15	11/25/32	900,599
275,816	Irwin Whole Loan Home Equity Trust, Series 2003-D, Class M1 [1]	1.25	11/25/28	270,050
696,564	Irwin Whole Loan Home Equity Trust, Series 2005-C, Class 1M2 [14]	5.75	4/25/30	727,080
37,607	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class A3 [1]	0.39	12/25/35	37,566
243,614	Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 [1]	0.60	8/25/35	243,160
59,468	New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	5.15	11/25/33	60,840
271,233	NovaStar Mortgage Funding Trust, Series 2004-2, Class M2 [1]	1.17	9/25/34	268,381
750,000	Popular ABS Mortgage Pass-Through Trust Series 2005-1, Class AF5 [14]	5.23	5/25/35	776,219
141,656	Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class AF4 [1]	4.63	9/25/34	142,888
241,826	Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF4 [1]	4.66	12/25/34	243,176
131,232	Residential Asset Mortgage Products Trust, Series 2003-RZ5, Class A7 [14]	5.47	9/25/33	135,578
11,381	Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 [14]	3.90	3/25/33	11,618
61,832	Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A16	4.55	12/25/34	62,593
364,325	Residential Asset Mortgage Products Trust, Series 2004-RZ1, Class A11 [1]	0.63	3/25/34	360,658
260,290	Residential Asset Securities Corp., Series 2004-KS2, Class AI4 [1]	4.18	12/25/31	262,242
42,041	Structured Asset Investment Loan Trust, Series 2005-4, Class M1 [1]	0.75	5/25/35	41,980

See accompanying notes to financial statements.
12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

133,492	Vanderbilt Mortgage Finance, Series 2002-B, Class A4	5.84	2/7/26	135,575
29,917	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class AI6 [1]	5.00	10/25/34	30,125

				12,112,262

Total Asset-Backed Securities (cost: $12,273,095)				12,300,488

Collateralized Mortgage Obligations - 14.5%

Agency - 10.8%
66,028	FHLMC REMICS, Series 2627, Class MC	4.50	6/15/18	69,192
225,725	FHLMC REMICS, Series 2631, Class LC	4.50	6/15/18	236,259
129,099	FHLMC REMICS, Series 2646, Class MT	3.50	11/15/32	132,692
387,384	FHLMC REMICS, Series 2685, Class ND	4.00	10/15/18	403,816
818,954	FHLMC REMICS, Series 2770, Class TW	4.50	3/15/19	869,091
300,000	FHLMC REMICS, Series 2776, Class CG	5.00	4/15/19	323,465
55,209	FHLMC REMICS, Series 3634, Class EA	4.00	11/15/23	56,283
91,395	FHLMC REMICS, Series 3637, Class LJ	3.50	2/15/25	95,178
467,068	FHLMC REMICS, Series 3645, Class EH	3.00	12/15/20	482,750
97,094	FHLMC REMICS, Series 3711, Class AG	3.00	8/15/23	98,439
320,453	FHLMC REMICS, Series 3777, Class DA	3.50	10/15/24	335,851
372,120	FHLMC REMICS, Series 3815, Class BD	3.00	10/15/20	382,579
300,000	FHLMC, Series K501, Class A2	1.66	11/25/16	304,331
71,074	FNMA REMICS, Series 2001-53, Class GB	5.00	9/25/16	71,962
152,215	FNMA REMICS, Series 2002-94, Class HQ	4.50	1/25/18	158,826
215,815	FNMA REMICS, Series 2003-52, Class NA	4.00	6/25/23	227,755
201,632	FNMA REMICS, Series 2004-101, Class BH	5.00	1/25/20	212,786
311,730	FNMA REMICS, Series 2005-19, Class PA	5.50	7/25/34	339,803
173,327	FNMA REMICS, Series 2005-24, Class A	4.50	7/25/32	177,074
94,202	FNMA REMICS, Series 2005-68, Class PC	5.50	7/25/35	101,211
17,433	FNMA REMICS, Series 2007-100, Class ND	5.75	10/25/35	17,657
846,383	FNMA REMICS, Series 2008-18, Class NB	4.50	5/25/20	889,188
327,160	FNMA REMICS, Series 2008-65, Class CD	4.50	8/25/23	347,409
214,493	FNMA REMICS, Series 2009-70, Class A1	4.00	8/25/19	223,185
220,852	FNMA REMICS, Series 2009-71, Class MB	4.50	9/25/24	237,168
141,442	FNMA REMICS, Series 2009-76, Class MA	4.00	9/25/24	146,707
818,219	FNMA REMICS, Series 2009-87, Class A	4.50	12/25/38	854,178
245,818	FNMA REMICS, Series 2009-88, Class DA	4.50	10/25/20	259,497
979,956	FNMA REMICS, Series 2010-25, Class ND	3.50	3/25/25	1,018,872
161,932	FNMA REMICS, Series 2010-28, Class DA	5.00	9/25/28	171,710
356,334	FNMA REMICS, Series 2011-16, Class GE	2.75	3/25/26	366,111
98,472	FNMA REMICS, Series 2011-32, Class QD	3.50	10/25/28	99,814
113,968	FNMA REMICS, Series 2012-19, Class GH	3.00	11/25/30	118,432
222,896	GNMA, Series 2007-48, Class FM [1]	0.40	4/20/37	223,023
185,486	GNMA, Series 2009-10, Class PA	4.50	12/20/38	196,219
65,935	GNMA, Series 2010-108, Class BH	2.25	12/20/36	66,733
188,782	GNMA, Series 2010-61, Class DA	4.00	12/20/23	199,141
69,422	GNMA, Series 2010-61, Class EA	5.00	9/20/31	71,434
273,295	Vendee Mortgage Trust, Series 1993-1, Class ZB	7.25	2/15/23	312,681

				10,898,502

Non-Agency - 3.7%
39,905	Alternative Loan Trust, Series 2003-20CB, Class 1A2	5.50	10/25/33	40,944
857,579	American Home Mortgage Investment Trust 2004-3, Class 5A [1]	2.07	10/25/34	860,521
46,770	American Home Mortgage Investment Trust, Series 2004-3, Class 6A4 [14]	5.01	10/25/34	47,059

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	13

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Quality Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

90,473	Banc of America Mortgage Trust 2004-1, Class 4A1	5.00	2/25/19	93,532
39,318	Banc of America Mortgage Trust, Series 2004-3, Class 1A26	5.50	4/25/34	40,342
146,738	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A1	4.75	10/25/18	148,467
469,207	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A3	4.75	10/25/18	472,007
151,254	GSR Mortgage Loan Trust 2005-5F, Class 8A1 [1]	0.65	6/25/35	146,107
70,991	Master Asset Securitization Trust, Series 2003-4, Class CA1	8.00	5/25/18	74,070
96,746	MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	6.25	6/25/33	102,411
266,634	MASTR Alternative Loan Trust, Series 2003-5, Class 4A1	5.50	7/25/33	283,575
405,837	MASTR Alternative Loan Trust, Series 2003-8, Class 3A1	5.50	12/25/33	430,930
94,000	MASTR Asset Securitization Trust, Series 2005-2, Class 1A3	5.35	11/25/35	98,100
57,298	RAAC Trust, Series 2004-SP3, Class AI5 [1]	4.89	12/25/32	58,597
122,043	Residential Asset Securitization Trust, Series 2003-A14, Class A1	4.75	2/25/19	125,003
40,618	Residential Funding Mortgage Securities I Trust, Series 2003-S13, Class A3	5.50	6/25/33	40,769
315,367	Sequoia Mortgage Trust, Series 2012-1, Class 2A1 [1]	3.47	1/25/42	319,493
58,286	Structured Asset Sec Corp. Mortgage Pass Through Certificates, Series 2003-16, Class A2	4.75	6/25/33	58,722
111,266	WaMu Mortgage Pass Through Certificates, Series 2002-AR2 Class A [1]	1.93	2/27/34	110,199
145,622	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 7A	5.50	8/25/19	150,189

				3,701,037

Total Collateralized Mortgage Obligations (cost: $14,555,580)				14,599,539

Corporate Bonds - 27.7%
804,325	America West Airlines 2000-1 Pass Through Trust	8.06	7/2/20	916,930
750,000	Anheuser-Busch InBev Worldwide, Inc.	7.75	1/15/19	905,466
875,000	Arizona Public Service Co.	8.75	3/1/19	1,111,545
850,000	Atlantic City Electric Co.	7.75	11/15/18	1,025,929
600,000	Baker Hughes, Inc.	7.50	11/15/18	728,079
1,000,000	Bear Stearns Companies, LLC	4.65	7/2/18	1,090,641
1,000,000	Crown Castle Towers, LLC [4]	4.17	8/15/17	1,053,455
1,000,000	Halliburton Co.	5.90	9/15/18	1,147,838
1,500,000	HSBC USA Capital Trust III (Subordinated)	7.75	11/15/26	1,518,201
1,000,000	International Business Machines Corp.	7.63	10/15/18	1,213,541
500,000	Jersey Central Power & Light Co.	4.80	6/15/18	532,895
500,000	John Deere Capital Corp.	1.55	12/15/17	500,863
1,000,000	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc.	5.75	4/15/23	1,045,000
500,000	Lubrizol Corp.	8.88	2/1/19	631,160
850,000	Macy’s Retail Holdings, Inc.	7.88	8/15/36	935,711
1,400,000	Manufacturers & Traders Trust Co. [1]	5.63	12/1/21	1,452,500
934,097	Northwest Airlines 1999-2 Class A Pass Through Trust	7.58	3/1/19	1,048,524
770,553	Northwest Airlines 2002-1 Class G-2 Pass Through Trust	6.26	11/20/21	833,121
1,000,000	PacifiCorp.	5.50	1/15/19	1,133,372
25,000	PartnerRe Finance A LLC	6.88	6/1/18	28,743
950,000	PepsiCo, Inc.	7.90	11/1/18	1,166,805
500,000	Principal Life Income Funding Trusts [1]	3.95	4/1/16	513,905
800,000	Prudential Financial, Inc. [1]	4.82	8/10/18	845,168
1,000,000	Puget Sound Energy, Inc.	6.74	6/15/18	1,160,667
500,000	Royal Bank of Canada	1.20	9/19/17	497,341
500,000	SBA Tower Trust [4]	2.24	4/16/18	492,775
250,000	Security Benefit Life Insurance Co. (Subordinated) [4]	8.75	5/15/16	270,372
1,000,000	Statoil ASA	1.95	11/8/18	1,003,652
1,000,000	Toyota Motor Credit Corp.	2.00	10/24/18	1,001,436

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

800,000	Westar Energy, Inc.	8.63	12/1/18	1,006,626
1,000,000	Whitney National Bank	5.88	4/1/17	1,050,576

Total Corporate Bonds (cost: $27,950,328)				27,862,837

Foreign Government Bonds - 0.6%
500,000	Province of Nova Scotia Canada	9.50	2/1/19	645,597

(cost: $648,564)
Mortgage Pass-Through Securities - 7.5%
Federal Home Loan Mortgage Corporation - 3.2%
101,984	Freddie Mac	3.50	7/1/26	107,398
127,289	Freddie Mac	4.50	1/1/18	134,258
138,794	Freddie Mac	4.50	12/1/18	146,426
79,600	Freddie Mac	4.50	5/1/19	83,994
168,155	Freddie Mac	4.50	6/1/19	177,411
131,063	Freddie Mac	4.50	6/1/19	138,273
170,669	Freddie Mac	4.50	1/1/21	182,710
111,545	Freddie Mac	4.50	12/1/21	119,405
163,249	Freddie Mac	4.50	10/1/23	176,231
184,759	Freddie Mac	4.50	7/1/26	197,694
117,025	Freddie Mac	5.00	3/1/18	123,521
108,276	Freddie Mac	5.00	10/1/18	114,316
134,983	Freddie Mac	5.00	8/1/19	143,872
50,572	Freddie Mac	5.00	10/1/25	55,653
139,767	Freddie Mac	5.50	9/1/17	147,934
170,201	Freddie Mac	5.50	4/1/19	180,441
72,697	Freddie Mac	5.50	10/1/19	77,704
134,013	Freddie Mac	5.50	12/1/20	143,254
116,650	Freddie Mac	5.50	1/1/21	124,716
228,895	Freddie Mac	5.50	3/1/21	248,565
122,803	Freddie Mac	5.50	3/1/21	133,118
85,045	Freddie Mac	5.50	10/1/21	90,895
52,509	Freddie Mac	6.00	8/1/16	53,900
87,979	Freddie Mac	6.00	9/1/23	99,110

				3,200,799

Federal National Mortgage Association - 3.8%
288,571	Fannie Mae	2.75	11/1/17	298,764
1,000,000	Fannie Mae	2.78	12/1/17	1,033,940
359,084	Fannie Mae	3.00	8/1/21	373,898
378,150	Fannie Mae	3.50	4/1/21	398,165
158,750	Fannie Mae	3.50	5/1/21	167,154
143,421	Fannie Mae	3.50	10/1/21	151,022
573,666	Fannie Mae	3.98	4/1/18	612,747
84,881	Fannie Mae	4.00	3/1/26	90,587
55,075	Fannie Mae	4.00	10/1/31	58,886
411,817	Fannie Mae	5.00	1/1/20	436,397
121,571	Fannie Mae	6.00	5/1/23	128,960
49,322	Fannie Mae	6.50	2/1/19	55,830

				3,806,350

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	15

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Quality Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Government National Mortgage Association - 0.5%
116,982	Ginnie Mae [1]	1.63	4/20/33	121,470
83,453	Ginnie Mae [1]	1.63	10/20/34	86,907
53,471	Ginnie Mae [1]	3.50	4/20/42	56,093
214,569	Ginnie Mae	5.00	9/15/24	229,492

				493,962

Total Mortgage Pass-Through Securities (cost: $7,434,851)				7,501,111

Taxable Municipal Bonds - 6.7%
795,000	Academica Charter Schools [4]	7.93	8/15/19	800,223
390,000	Cleveland OH Airport System Revenue	5.24	1/1/17	405,799
540,000	Inland Valley Development Agency Tax Allocation	2.75	9/1/18	538,952
500,000	La Paz County Industrial Development Authority	2.75	3/1/15	501,989
520,000	Milwaukee Redevelopment Authority	3.00	8/1/18	526,042
1,000,000	Sandoval Co. Incentive Payment Rev. Ref.	1.95	6/1/18	1,005,710
295,000	Skagit County Public Hospital District No. 1	2.00	12/1/14	295,502
1,100,000	Skyway Concession Co., LLC 1, [4]	0.61	6/30/26	880,000
785,000	Texas Department of Housing & Community Affairs	4.80	7/1/19	810,332
1,000,000	Village Center Community Development District [4]	1.30	11/1/15	999,450

Total Taxable Municipal Bonds (cost: $6,731,986)				6,763,999

U.S. Treasury / Federal Agency Securities - 36.5%

Federal Farm Credit Banks - 0.1%
100,000	Federal Farm Credit Banks [1]	0.18	11/3/14	100,009

Other Federal Agency Securities - 2.8%
250,000	Ally Bank [12]	0.60	6/29/15	250,114
150,000	Bank of China, Ltd. [12]	0.55	8/6/15	149,952
100,000	Bank of China, Ltd. [12]	0.60	4/17/15	100,059
150,000	Discover Bank [12]	0.50	5/22/15	150,092
100,000	Discover Bank [12]	0.55	2/27/15	100,077
250,000	Firstbank Puerto Rico [12]	0.80	9/21/15	250,407
250,000	GE Capital Bank [12]	0.80	11/2/15	250,442
100,000	Goldman Sachs Bank [12]	0.70	2/6/15	100,084
250,000	Investors Bank/Short Hills [12]	0.65	2/25/16	249,439
675,000	Micron Semiconductor Asia Pte, Ltd. [12]	1.26	1/15/19	674,139
250,000	Sallie Mae Bank [12]	0.80	10/23/15	250,354
125,000	State Bank of India [12]	0.60	7/22/15	125,132
125,000	State Bank of India [12]	0.85	10/19/15	125,233

				2,775,524

U.S. Treasury Note - 33.6%
9,350,000	U.S. Treasury Note [1]	0.08	4/30/16	9,354,797
4,200,000	U.S. Treasury Note	0.25	10/31/14	4,200,655
4,200,000	U.S. Treasury Note	0.25	11/30/14	4,201,310
8,000,000	U.S. Treasury Note	0.63	10/15/16	7,996,872
8,000,000	U.S. Treasury Note	1.00	10/31/16	8,056,872

				33,810,506

Total U.S. Treasury / Federal Agency Securities (cost: $36,696,014)				36,686,039

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Contracts	Name of Issuer	Fair Value ($)

Put Options Purchased [10] - 0.0%
30	U.S. Treasury 5 Year Future Put Options: $117.50 strike, November 2014 expiration	3,281

Total Put Options Purchased (cost: $4,114)
Total Investments in Securities - 105.8% (cost: $106,294,532)		106,362,891

Call Options Written [10] - 0.0%
(40)	U.S. Treasury 5 Year Future Call Options: $117.50 strike, November 2014 expiration	(34,688)

Total Call Options Written (premiums received: $30,452)
Other Assets and Liabilities, net - (5.8%)		(5,856,514)

Total Net Assets - 100.0%		$100,471,689

[1]	Variable rate security. Rate disclosed is as of September 30, 2014.
[4]

144A Restricted Security. The total value of such securities as of September 30, 2014 was $4,664,396 and represented 4.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[12]	Certificate of Deposit. Investments up to $250,000 are insured by the Federal Deposit Insurance Corporation.
[10]	The amount of $500,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of September 30, 2014.
[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of September 30, 2014.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of September 30, 2014 were as follows:

Contracts	Type	Expiration Date	Notional Amount	Unrealized Appreciation
280	U.S. Treasury 2 Year Futures [10]	December 2014	$61,276,250	$20,537

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	17

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Quality Income Fund (Continued)

A summary of the levels for the Fund’s investments as of September 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Other Significant Observable Inputs ($)	Total ($)

Assets
Asset-Backed Securities	—	12,300,488	—	12,300,488
Collateralized Mortgage Obligations	—	14,599,539	—	14,599,539
Corporate Bonds	—	27,862,837	—	27,862,837
Foreign Government Bonds	—	645,597	—	645,597
Mortgage Pass-Through Securities	—	7,501,111	—	7,501,111
Taxable Municipal Bonds	—	6,763,999	—	6,763,999
U.S. Treasury / Federal Agency Securities	—	36,686,039	—	36,686,039
Put Options Purchased	3,281	—	—	3,281
Futures	20,537	—	—	20,537

	23,818	106,359,610	—	106,383,428

Liabilities

Call Options Written	(34,688)	—	—	(34,688)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2014	19

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a return of +5.88% during the 6-month period ended September 30, 3014, which compared to a return of +2.08% for the benchmark Barclays 5-Year Municipal Index. The Fund’s 30-day SEC yield was 3.40%, which compared to a yield of 1.35% for the benchmark index. The Fund’s 12-month distribution rate was 3.89%.

Lower than average issuance volume, combined with demand from reinvestment and modestly positive mutual funds flows continued to be the main driver of performance for tax-exempt bonds during the period. Investors continued to reach for yield, as supply remained light. As a result, longer duration bonds outperformed shorter duration bonds as the yield curve flattened. Revenue bonds also generally outperformed general obligation bonds, and lower credit quality outperformed higher credit quality. These trends were evident in the Fund’s performance, which particularly benefitted from its longer duration positioning in addition to its holdings in non-rated securities as credit spreads narrowed. The Fund’s top performing sector was its general obligation holdings which primarily consisted of longer duration, convertible coupon local California school district issues. Of the top five industry sectors in which the Fund invests, representing 66% of the portfolio in aggregate, the multifamily housing, hospital and other revenue bond sectors provided the highest contributions to the Fund’s strong returns. Puerto Rico made headlines as the passage of the Recovery Act in Puerto Rico in June set in motion numerous ratings downgrades to below investment grade, however, the Fund has little (i.e., less than 0.5%) exposure to Puerto Rico credits and thus the impact on performance was negligible.

Our tax-exempt investment strategy remains focused on securities that provide a high level of interest income. In addition to security structure, we are maintaining our emphasis on revenue bonds, which continue to offer attractive incremental yield over most general obligation issues and have much less exposure to pressure from employee costs, such as pension and other post-employment benefits (OPEB) liabilities. We continue to be attracted to sectors with stable to growing demand fundamentals, (e.g., single-family housing, senior housing and hospitals with dominant market share). The Fund remains highly diversified both geographically and on an issue basis, to help manage credit risk.

Although the Fund’s portfolio duration has shortened, it remains longer than its benchmark. We believe that the Fund’s longer duration

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

positioning will continue to be rewarded in the near term, particularly as the tax-exempt yield curve remains steeper than its longer term historical average. Relative yield valuations for intermediate and longer duration revenue bonds remain attractive, and continue to attract crossover buyers. We anticipate shortening the Fund’s duration closer to its benchmark as interest rates are expected to trend modestly higher next year. We continue to expect tax-exempt supply to remain light, as municipalities continue to seek fiscal discipline and shrink their balance sheets, helping to mitigate the downward pressure in prices as yields rise.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2014

	Sit Tax-Free Income Fund	Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]

Six Months	5.88%	2.08%	n/a

One Year	12.44	3.96	9.52%

Five Years	5.67	3.54	5.05

Ten Years	4.00	4.04	4.54

Since Inception (9/29/88)	5.38	5.43	5.87

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	19.2%
Multifamily Mortgage	17.7%
Other Revenue	12.1%
Education/Student Loan	10.2%
Insured	7.2%
Hospital/Health Care	6.2%
Closed-End Mutual Funds	6.1%
General Obligation	5.6%
Sectors less than 5%	8.0%
Cash & Other Net Assets	7.7%

Based on total net assets as of September 30, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/14:	$ 9.52 Per Share
Net Asset Value 3/31/14:	$ 9.16 Per Share
Total Net Assets:	$ 159.1 Million
Average Maturity:	16.2 Years
Effective Duration [3]:	5.9 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.5
A	0.0
BBB	2.5
BB	12.8
<BB	5.6

Total	22.4%

SEPTEMBER 30, 2014	21

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 86.2%

Alabama - 0.4%
400,000	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev.	5.00	11/15/30	402,628
285,000	Pell City Special Care Facs. Finance Rev.	5.00	12/1/39	301,687

				704,315

Alaska - 2.2%
750,000	AK Hsg. Finance Corp. Mtg. Rev.	4.13	12/1/37	765,540
640,000	AK Hsg. Finance Corp. Mtg. Rev.	4.25	12/1/40	654,906
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	518,880
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,10]	5.50	N/A	112,471
250,000	AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	5.00	4/1/33	270,680
500,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	554,970
550,000	North Slope Borough Service Area Rev.	5.25	6/30/34	604,725

				3,482,172

Arizona - 2.1%
893,734	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	990,955
125,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	125,998
700,000	Phoenix Industrial Dev. Auth. Education Rev. (Legacy Schools Proj.) [4]	4.75	7/1/19	722,477
5,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.70	7/1/21	5,017
170,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	172,977
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	421,356
365,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	366,420
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	565,830

				3,371,030

Arkansas - 0.3%
460,000	Rogers Rev. (Sales & Use Tax)	4.13	11/1/31	490,079

California - 9.9%
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	493,035
250,000	CA Finance Auth. Rev. (Mobile Home Park-Caritas Affordable Hsg.)	5.25	8/15/39	272,505
240,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	245,642
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	553,460
250,000	CA Statewide Communities Dev. Auth. Rev. (Lancer Plaza Proj.)	5.13	11/1/23	265,465
500,000	CA Statewide Communities Dev. Auth. Rev. (Provident Group - Pomona Property)	5.60	1/15/36	511,600
100,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Huntington Beach Solar Proj.)	6.00	1/1/21	113,151
100,000	CA Statewide Communities Dev. Auth. Rev. C.O.P. (Internext Group)	5.38	4/1/30	100,279
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	352,232
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	764,060
250,000	Eden Township Hospital District C.O.P.	6.00	6/1/25	272,280
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	429,630
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	399,920
1,250,000	Healdsburg Unified School District G.O. [6]	4.60	8/1/37	849,675
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	6.75	8/1/40	293,272
1,100,000	Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	5.95	8/1/34	768,460
250,000	Marina Coast Water District Rev.	5.00	6/1/20	281,350
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	321,028
1,000,000	Oak Grove School District G.O. [6]	6.96	6/1/41	185,240
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	508,865
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	651,366
750,000	Reef-Sunset Unified School District (BAM Insured) [6]	4.85	8/1/38	534,855
350,000	Ripon Unified School District G.O. (BAM Insured) [6]	4.50	8/1/30	299,453

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.73	6/1/39	430,610
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	504,410
90,000	San Bernardino Joint Powers Financing Auth. Rev. (City Hall Proj.) (NATL-RE Insured)	5.60	1/1/15	90,121
350,000	San Gabriel Unified School District (BAM Insured) [6]	5.10	8/1/33	365,050
400,000	San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	5.00	6/1/39	446,096
250,000	South Bayside Waste Management Auth. Rev. (Shoreway Environmental)	6.25	9/1/29	295,122
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	404,512
515,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.50	12/1/37	568,406
500,000	Sutter Butte Flood Agency (BAM Insured)	4.00	10/1/38	508,650
600,000	Tracy Joint Unified School District G.O. Capital Appreciation [6]	7.30	8/1/41	357,456
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.00	8/1/28	414,905
2,000,000	Twin Rivers Unified School District (BAM Insured) [6]	6.25	8/1/34	663,940
1,000,000	Upland Unified School District G.O. Capital Appreciation [6]	7.00	8/1/41	904,170
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	390,130

				15,810,401

Colorado - 1.9%
250,000	CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	269,958
400,000	CO Educational & Cultural Facs. Auth. Rev. Ref. (Charter School Aid Twin Peaks)	4.00	11/15/37	394,988
500,000	CO Educational & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	530,075
280,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	289,814
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	653,312
500,000	East Morgan Co. Hospital District C.O.P. [9]	5.88	12/1/38	503,825
350,043	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	345,685

				2,987,657

Connecticut - 1.7%
1,000,000	CT Hsg. Finance Auth. Rev.	4.00	11/15/34	1,025,730
210,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	218,129
500,000	CT Hsg. Finance Auth. Rev.	3.75	11/15/35	504,665
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	526,910
350,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.90	11/15/36	375,739

				2,651,173

Florida - 8.0%
385,000	Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	8.00	10/1/32	461,634
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	513,010
410,000	Boynton Beach Rev. (Charter Schools Boynton Beach, Inc.)	6.25	6/1/27	246,012
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5,10]	4.75	N/A	182,575
1,000,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5]	5.88	6/1/38	545,000
350,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	6.50	5/15/20	352,030
250,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	7.25	5/15/26	275,652
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	471,307
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5,10]	5.75	N/A	52,077
400,000	FL Dev. Fin. Corp. (Renaissance Charter School Proj.)	6.38	12/15/25	422,364
240,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	252,763
255,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	272,468
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	70,994
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,10]	5.00	N/A	165,020
250,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	6.70	5/1/33	276,238
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Center)	7.40	5/1/30	623,125
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	265,160
235,000	Long Lake Ranch Community Dev. District Special Assessment	5.63	5/1/24	238,816
500,000	Long Lake Ranch Community Dev. District Special Assessment	5.75	5/1/44	503,335

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	23

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	Magnolia Creek Community Dev. District Rev. 2, [5,10]	5.60	N/A	86,365
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,10]	5.00	N/A	2
110,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/15	109,268
275,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/18	221,265
350,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	5.75	5/1/38	280,010
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.75	5/1/38	135,220
550,000	Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	5.00	8/1/34	596,194
250,000	Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	6.00	6/1/21	268,255
250,000	Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	6.25	6/1/23	269,375
500,000	Port St. Lucie Research Foundation Rev. (Vaccine Gene Therapy Inst.)	5.00	5/1/33	531,220
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. (Village on the Isle)	5.50	1/1/27	797,355
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	543,360
250,000	Seven Oaks Community Dev. District Special Assessment Rev.	5.50	5/1/33	260,845
250,000	Silverleaf Community Dev. District Special Assessment.	6.75	5/1/44	264,318
615,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	616,937
295,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	189,343
105,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	1
65,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	64,472
40,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/39	29,295
85,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	50,723
45,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	19,878
500,000	Viera East Community Dev. District Special Assessment Rev.	5.00	5/1/26	501,340
10,000	Waters Edge Community Dev. District Cap. Improvement Rev.	5.35	5/1/39	10,042
555,000	Waters Edge Community Dev. District Cap. Improvement Rev. [6]	6.60	5/1/39	342,590
250,000	Wiregrass Community Dev. District Special Assessment	5.38	5/1/35	250,588
450,000	Zephyr Ridge Community Dev. District Special Assessment 2, [5,10]	5.25	N/A	177,183

				12,805,024

Georgia - 2.6%
200,000	Barnesville-Lamar County Ind. Dev. Auth. Rev. (Gordon College Property)	5.00	8/1/30	200,220
1,240,000	East Point Tax Allocation	8.00	2/1/26	1,243,162
1,280,000	GA Housing & Finance Authority Rev.	3.80	12/1/37	1,296,115
1,000,000	GA Housing & Finance Authority Rev.	4.00	12/1/37	1,018,070
300,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	336,177

				4,093,744

Idaho - 1.0%
500,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	6.00	10/1/21	505,855
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.00	10/1/24	265,125
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.38	10/1/29	262,530
500,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.75	12/1/32	525,545

				1,559,055

Illinois - 7.4%
500,000	Bellwood G.O.	5.88	12/1/27	490,755
500,000	Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	6.25	12/1/33	611,865
375,000	Chicago Board of Education G.O.	5.50	12/1/39	393,754
500,000	Chicago Midway Airport Rev. (Second Lien)	5.25	1/1/35	556,910
1,000,000	Dekalb, Kane & Lasalle Counties Comm. College Dist. No. 523 G.O. Capital Appreciation [6]	6.58	2/1/30	452,400
200,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	200,392
300,000	IL Fin. Auth. Rev. (Lutheran Home & Services)	5.50	5/15/27	320,763
750,000	IL Fin. Auth. Rev. (Noble Network Charter Schools) (ACA Insured)	5.00	9/1/27	761,152
465,000	IL Fin. Auth. Rev. (Peace Village)	5.25	8/15/23	482,335
500,000	IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	5.00	2/1/24	501,815

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	IL Fin. Auth. Rev. (Tabor Hills Living Proj.)	5.25	11/15/36	254,660
370,000	IL Fin. Auth. Rev. (UNO Charter School Network)	6.88	10/1/31	427,269
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	597,320
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.13	10/1/27	36,315
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.25	10/1/37	36,315
300,000	IL G.O.	5.25	2/1/31	324,345
250,000	IL G.O.	5.50	7/1/33	269,592
380,000	IL Housing Dev. Auth. (AMBAC GO of Authority Insured)	4.50	7/1/47	382,276
350,000	IL Housing Dev. Auth. Rev. (Evergreen Towers)	4.95	7/1/34	375,935
1,000,000	IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	5.25	6/15/31	1,116,750
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	290,240
40,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	23,934
1,000,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) 2, [5]	5.25	1/1/36	350,100
335,000	Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	5.50	12/1/41	388,858
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	272,752
1,921,000	Malta Tax Allocation Rev. 2, [5]	5.75	12/30/25	1,012,963
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	5.75	3/1/22	159,944
545,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	451,402
685,000	Westmont Park District G.O. [6]	6.03	12/1/32	276,603

				11,819,714

Indiana - 2.9%
700,000	Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	6.00	11/15/22	759,353
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	342,609
375,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/25	380,880
250,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/30	253,388
275,000	IN Finance Auth. Rev. (BHI Senior Living)	5.88	11/15/41	305,200
400,000	IN Finance Auth. Rev. (BHI Senior Living)	6.00	11/15/41	447,968
500,000	IN Finance Auth. Rev. (Community Foundation of Northwest Indiana)	5.00	3/1/41	534,460
350,000	IN Finance Auth. Rev. (Educational Facility Indianapolis)	4.00	2/1/31	357,945
350,000	IN Finance Auth. Rev. (Greencroft Obligated Group)	6.50	11/15/33	392,150
300,000	IN Health & Educational Fac. Fin. Auth. Rev. (Clarian Health Obligation)	5.00	2/15/39	306,546
210,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital)	5.25	2/15/30	216,684
250,000	St. Joseph Co. Health Facs. Rev. (Holy Cross Village) [1]	6.25	5/15/39	256,530
340,555	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	28,062

				4,581,775

Iowa - 0.5%
500,000	IA Fin. Auth. Health Care Facs. Rev. (Genesis Health System)	5.50	7/1/33	576,435
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	267,678

				844,113

Kansas - 1.1%
250,000	Wichita Health Care Facs. Rev. (Larksfield Place)	7.13	12/15/36	279,880
500,000	Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	5.00	5/15/29	503,870
500,000	Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	6.25	5/15/34	519,780
500,000	Wyandotte Co./Kansas City Board of Public Utility Rev. (Office Building Complex) (NATL-RE Insured)	5.00	5/1/21	501,925

				1,805,455

Kentucky - 0.3%
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	486,425

Louisiana - 2.2%
94,376	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	5.00	11/1/40	95,995
365,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev. (GNMA/FHLMC Collateralized)	5.00	6/1/38	380,272

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	25

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

145,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	6.00	12/1/28	151,335
690,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	5.70	12/1/38	733,208
320,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Sec. Prog.) (GNMA/FHLMC Collateralized)	4.60	6/1/29	346,221
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	277,312
705,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.86	2/15/36	617,580
500,000	LA Public Facs. Auth. Rev. (University of New Orleans Research) (AGM Insured)	4.00	9/1/35	504,065
250,000	LA Tobacco Settlement Financing Corp. Rev.	5.50	5/15/30	273,728
58,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev. (GNMA/FHLMC Collateralized)	5.35	1/1/41	59,339

				3,439,055

Maine - 0.8%
500,000	ME Health & Higher Educational Facs. Auth. Rev. (ME General Medical Center)	7.50	7/1/32	583,615
500,000	ME Hsg. Auth. Rev.	3.60	11/15/36	487,305
250,000	ME Hsg. Auth. Rev.	4.50	11/15/37	263,198

				1,334,118

Maryland - 1.3%
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	255,722
350,000	MD Community Dev. Administration Rev.	3.75	3/1/39	350,819
900,000	Montgomery Co. Housing Opportunities Commission Rev.	4.00	7/1/38	907,524
250,000	Westminster Rev. (Lutheran Village at Millers Grant, Inc.)	4.88	7/1/23	254,800
250,000	Westminster Rev. (Lutheran Village at Millers Grant, Inc.)	6.00	7/1/34	261,620

				2,030,485

Massachusetts - 2.2%
315,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	325,811
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	265,225
1,250,000	MA Housing Finance Agy. Rev.	3.45	12/1/37	1,188,512
500,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	542,945
1,250,000	MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	12/1/38	1,252,550

				3,575,043

Michigan - 2.0%
185,000	Allen Academy Rev.	5.25	6/1/17	188,395
975,000	MI Hospital Finance Auth. Rev. Ref. (Presbyterian Village)	5.25	11/15/25	976,180
250,000	MI Hsg. Dev. Auth. (GO of Authority Insured)	4.63	10/1/41	259,220
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	467,985
270,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	175,514
300,000	Oakland County Economic Development Corp. Rev. (Roman Catholic Archdiocese Proj.)	6.50	12/1/20	321,312
250,000	Universal Academy Michigan Public School Rev.	6.50	12/1/23	258,690
500,000	Wyoming Sewer District Rev. (NATL-RE Insured)	5.00	6/1/27	513,765

				3,161,061

Minnesota - 1.6%
1,862,044	Intermediate School District 287 Lease Rev.	5.30	11/1/32	1,890,198
245,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	4.40	7/1/32	257,248
435,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	460,713

				2,608,159

Mississippi - 0.1%
110,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	116,064

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Missouri - 0.8%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	402,385
400,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	424,512
320,000	Kirkwood Industrial Dev. Auth. Rev. (Aberdeen Heights)	8.00	5/15/21	377,002
473,793	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.) 2, [5]	6.00	9/1/24	30,797

				1,234,696

Montana - 0.8%
440,000	MT Board of Housing Single Family Rev. (FHA Insured)	3.75	12/1/38	445,865
170,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.70	12/1/26	177,439
559,995	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	616,353

				1,239,657

Nebraska - 0.0%
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,10]	5.13	N/A	61,499

Nevada - 0.7%
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	878,168
180,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	189,524

				1,067,692

New Hampshire - 0.8%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	891,148
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	6.00	1/1/34	443,144

				1,334,292

New Jersey - 1.5%
300,000	Burlington Co. Bridge Commission Rev. (The Evergreens Proj.)	5.63	1/1/38	304,101
450,000	NJ Economic Dev. Auth. Rev. Ref. (United Methodist Home Obligation)	5.00	7/1/34	473,751
120,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	130,252
505,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	530,260
550,000	NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	3.60	1/1/30	554,510
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	426,444

				2,419,318

New Mexico - 1.4%
460,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (FHA Insured)	3.90	9/1/42	460,281
290,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	308,296
265,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	280,375
595,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	629,094
485,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.13	9/1/42	493,526

				2,171,572

New York - 3.8%
250,000	Albany Capital Resource Corp. Rev. (The College of Saint Rose)	5.63	7/1/31	278,668
350,000	Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	4.00	7/1/33	362,558
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	262,590
500,000	New York City Housing Development Corp. Rev.	3.80	11/1/37	501,295
750,000	New York City Municipal Water Finance Authority	5.00	6/15/38	845,182
500,000	NY Mortgage Agency Rev.	3.70	10/1/38	503,105
415,000	NY Mortgage Agency Rev.	4.13	10/1/40	427,085
200,000	NY Mortgage Agency Rev.	3.75	10/1/42	197,266
475,000	NY Mortgage Agency Rev.	4.75	10/1/42	499,942
200,000	NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	5.00	7/1/42	210,868
590,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.75	11/1/37	589,080

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	27

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	425,712
1,000,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (SOYMNA Insured)	4.10	5/1/48	1,013,050

				6,116,401

North Dakota - 0.3%
435,000	ND Housing Finance Agency Rev.	5.00	7/1/33	476,499

Ohio - 1.4%
815,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	815,375
651,900	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	695,004
550,000	Lucas Co. Hospital Rev. (Promedica Health Care Proj.)	6.50	11/15/37	676,604

				2,186,983

Oklahoma - 0.5%
200,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	196,512
525,000	Fort Sill Apache Tribe Economic Dev. Auth. [4]	8.50	8/25/26	609,047

				805,559

Oregon - 1.3%
350,000	Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	3.50	9/1/33	345,219
250,000	Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	5.25	5/1/34	279,980
485,000	OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	4.00	7/1/38	491,450
350,000	Port of Morrow G.O.	4.00	6/1/32	337,498
315,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	323,480
300,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	301,788

				2,079,415

Pennsylvania - 2.9%
210,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	223,747
480,000	Butler Co. General Authority Rev. (School District Proj.) (AGM GO of District) [1]	0.86	10/1/34	387,941
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	294,448
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	264,718
240,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.18	8/15/42	186,924
500,000	Luzerne Co. G.O. (AGM Insured)	7.00	11/1/26	576,125
500,000	PA Hsg. Finance Agy. Rev. (GO of Agency Insured)	4.63	10/1/29	525,905
180,000	PA Hsg. Finance Agy. Single Family Mtg. Rev. (GO of Agency Insured)	4.75	10/1/39	187,209
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	510,765
1,250,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.00	12/1/38	1,138,138
250,000	Philadelphia Authority for Industrial Dev. Rev. (Tacony Academy Charter School Proj.)	6.13	6/15/23	266,008

				4,561,928

Puerto Rico - 0.4%
335,000	Puerto Rico Ind. Medical & Environmental Pollution Control Facs. Fing. Auth. Rev. (American Home Proj.) [1]	5.10	12/1/18	341,727
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	257,430

				599,157

Rhode Island - 0.5%
250,000	RI Health & Edl. Building Corp. Hosp. Fing. Rev. (Lifespan Obligation Group) (NATL-RE Insured)	5.25	5/15/26	250,540
230,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.45	4/1/35	215,793
250,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.90	10/1/37	247,375

				713,708

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

South Carolina - 0.8%
370,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	398,009
76,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	0.04	11/15/47	3,038
250,000	SC Public Service Auth. Rev. (Santee Cooper)	5.00	12/1/38	276,632
500,000	SC Public Service Auth. Rev. (Santee Cooper)	5.75	12/1/43	587,565

				1,265,244

Tennessee - 0.5%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2, [5]	7.50	12/20/40	297,000
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	92,499
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	393,750
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16

				783,265

Texas - 6.1%
975,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	1,076,790
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	250,945
1,000,000	Bexar Co. Rev. (Venue Proj.)	5.00	8/15/39	1,076,740
500,000	Dallas/Fort Worth International Airport Rev. (JT Improvement)	5.25	11/1/37	566,750
1,639,349	Galveston Co. Municipal Utility Dist. No. 52 BANS Series 2014A [10]	6.50	N/A	1,308,414
600,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	663,936
360,000	Harris Co. Housing Finance Corp. Rev. (FHA/VA/VEREX Mtgs.) [6]	10.34	10/15/15	320,260
500,000	New Hope Cultural Education Facs. Corp. Rev. (Collegiate Hsg. Corpus Christi)	5.00	4/1/34	516,035
500,000	Newark Cultural Education Facs. Finance Corp. Rev. (A.W. Brown-Fellowship Leadership)	6.00	8/15/32	518,205
400,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	6.13	11/15/20	404,356
250,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	7.50	11/15/34	275,528
300,000	Red River Health Facs. Dev. Corp. Rev. (Wichita Falls Retirement Foundation)	5.50	1/1/32	307,539
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	246,250
100,000	Texas State Turnpike Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.07	8/15/32	34,367
550,000	Texas State Turnpike Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.08	8/15/33	177,722
250,000	Texas State Turnpike Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.02	8/15/37	63,289
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	250,678
500,000	TX Grand Parkway Transportation Corp. Rev. [6]	5.50	10/1/35	364,375
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.03	9/15/27	280,650
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	930,338

				9,633,167

Utah - 0.7%
400,000	UT Charter School Finance Auth. Rev. (Entheos Academy)	6.50	10/15/33	426,668
230,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	252,724
395,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	414,501

				1,093,893

Virginia - 2.7%
500,000	Farms New Kent Community Dev. Auth. Special Assessment 2, [5]	5.13	3/1/36	267,505
525,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	3.88	1/1/38	530,948
550,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.80	7/1/38	595,138
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	539,310
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	539,310
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	5.10	10/1/38	551,380
400,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.13	7/1/33	417,768
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	527,395
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.) (GO of Auth. Insured)	4.60	12/1/38	264,702

				4,233,456

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	29

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Tax-Free Income Fund (Continued)

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Washington - 2.3%
275,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	273,576
200,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Emerald Heights Proj.)	5.00	7/1/33	214,482
500,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.50	12/1/33	501,750
400,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Non-profit Hsg.)	6.00	10/1/22	435,744
300,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Rockwood Retmnt Cmnyts Proj.) [4]	6.00	1/1/24	316,296
650,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.25	1/1/17	660,010
1,000,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.63	1/1/27	1,004,620
210,000	WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA Collateralized)	4.60	10/1/33	223,961

				3,630,439

West Virginia - 0.2%
250,000	WV Hsg. Dev. Fund Rev.	4.50	11/1/31	267,650

Wisconsin - 1.7%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	298,928
500,000	WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	5.00	8/15/43	522,195
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	583,695
310,000	WI Public Finance Auth. Rev. (Horizon Academy West Charter School)	5.25	9/1/22	311,383
500,000	WI Public Finance Auth. Rev. (Rose Villa Proj.)	5.00	11/15/24	516,015
500,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.50	4/1/32	533,180

				2,765,396

Wyoming - 1.6%
650,000	WY Community Dev. Auth. Rev.	3.75	12/1/32	659,126
1,000,000	WY Community Dev. Auth. Rev.	4.25	12/1/37	1,032,410
415,000	WY Community Dev. Auth. Rev.	4.05	12/1/38	419,013
500,000	WY Community Dev. Auth. Rev.	4.05	12/1/39	506,485

				2,617,034

Total Municipal Bonds (cost: $149,373,463)				137,114,037

Investment Companies - 6.1%
54,383	BlackRock Long-Term Municipal Advantage Trust (BTA)			612,353
13,200	BlackRock Municipal Income Trust (BFK)			180,444
54,000	BlackRock MuniHoldings Florida Insured Fund (MFL)			750,600
7,000	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)			92,959
10,000	BlackRock MuniHoldings Quality Fund, Inc. (MUS)			129,700
48,500	BlackRock MuniYield Florida Fund (MYF)			712,465
89,100	BlackRock MuniYield Insured Fund (MYI)			1,221,561
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)			288,190
193,000	Deutsche Municipal Income Trust (KTF)			2,545,670
18,400	Invesco Municipal Opportunity Trust (VMO)			230,552
35,700	Invesco Van Kampen Advantage Muni Income Trust (VKI)			406,266
36,123	Managed Duration Investment Grade Municipal Fund (MZF)			483,326
2,677	Nuveen Dividend Advantage Municipal Fund 3 (NZF)			36,595
12,091	Nuveen Dividend Advantage Municipal Income Fund (NVG)			170,604
5,645	Nuveen Municipal Advantage Fund, Inc. (NMA)			76,151
21,500	Nuveen Premier Municipal Income Fund (NPF)			289,175
114,332	Nuveen Premium Income Fund (NPM)			1,572,065

Total Investment Companies (cost: $9,246,415)				9,798,676

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 6.5%
10,347,075	Dreyfus Tax-Exempt Cash Management Fund, 0.004%
Total Short-Term Securities (cost: $10,347,075)		10,347,075

Total Investments in Securities - 98.8% (cost: $168,966,953)		157,259,788
Other Assets and Liabilities, net - 1.2%		1,839,613

Total Net Assets - 100.0%		$159,099,401

[1]	Variable rate security. Rate disclosed is as of September 30, 2014.

[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of September 30, 2014 was $4,276,802 and represented 2.7% of net assets.

[4]

144A Restricted Security. The total value of such securities as of September 30, 2014 was $4,223,977 and represented 2.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2014 was $4,276,802 and represented 2.7% of net assets.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]

Municipal Lease Security. The total value of such securities as of September 30, 2014 was $1,354,433 and represented 0.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[10]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of September 30, 2014 is as follows (See Note 2 - significant accounting policies in the financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Municipal Bonds	—	137,114,037	—	137,114,037
Investment Companies	9,798,676	—	—	9,798,676
Short-Term Securities	10,347,075	—	—	10,347,075

Total:	20,145,751	137,114,037	—	157,259,788

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	31

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a return of +4.05% during the 6-month period ended September 30, 3014, which compared to a return of +2.08% for the Barclays 5-Year Municipal Index. The Fund’s 30-day SEC yield was 2.92%, which compared to a yield of 1.35% for the benchmark index. The Fund’s 12-month distribution rate was 3.77%.

Lower than average issuance volume in Minnesota, combined with demand from reinvestment and modestly positive mutual fund flows continued to be the main driver of performance for Minnesota tax-exempt bonds during the period. Investors continued to reach for yield, as supply remained light. As a result, longer duration bonds outperformed shorter duration bonds as the yield curve flattened. Revenue bonds also outperformed general obligation bonds, and lower credit quality outperformed higher credit quality. These trends were evident in the Fund’s performance, which particularly benefitted from its longer duration positioning in addition to its holdings in non-rated securities as credit spreads narrowed. Of the top five industry sectors in which the Fund invests, representing 72% of the portfolio in aggregate, all but the higher rated single family housing revenue bond sector contributed to the Fund’s strong returns. Puerto Rico made headlines as the passage of the Recovery Act in Puerto Rico in June set in motion numerous ratings downgrades to below investment grade, however, the Fund has little (i.e., less than 1.5%) exposure to Puerto Rico credits and thus the impact on performance was negligible.

Our tax-exempt investment strategy remains focused on securities that provide a high level of interest income. In addition to security structure, we are maintaining our emphasis on revenue bonds, which continue to offer attractive incremental yield over general obligation issues and have much less exposure to pressure from employee costs, such as pension and other post-employment benefits (OPEB) liabilities. We continue to be attracted to sectors with stable to growing demand fundamentals, (e.g., single-family housing, senior housing and hospitals with dominant market share). We remain focused on bonds rated A and below, as we believe there is room for credit spreads to modestly narrow further.

Although the Fund’s portfolio duration has shortened, it remains longer than its benchmark. We believe that the Fund’s longer duration positioning will continue to be rewarded in the near term, particularly as the tax-exempt yield curve remains steeper than its longer

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

term historical average. Relative yield valuations for intermediate and longer duration revenue bonds remain attractive, and continue to attract crossover buyers. We continue to expect tax-exempt supply to remain light, as municipalities continue to seek fiscal discipline and shrink their balance sheets, helping to mitigate the downward pressure in prices as yields rise.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2014

	Sit Minnesota Tax-Free Income Fund	Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]

Six Months	4.05%	2.08%	n/a

One Year	9.47	3.96	8.40%

Five Years	5.32	3.54	4.58

Ten Years	4.64	4.04	4.33

Since Inception (12/1/93)	4.98	4.70	4.73

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	21.5%
Hospital/Health Care	16.1%
Single Family Mortgage	15.0%
Education/Student Loan	11.3%
Other Revenue Bonds	7.7%
Utility	5.0%
Sectors less than 5.0%	16.5%
Cash & Other Net Assets	6.9%

Based on total net assets as of September 30, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 09/30/14:	$ 10.49 Per Share
Net Asset Value 3/31/14:	$ 10.26 Per Share
Total Net Assets:	$ 394.5 Million
Average Maturity:	15.8 Years
Effective Duration [3]:	4.7 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	2.2
A	0.8
BBB	8.8
BB	21.7
<BB	0.2

Total	33.7%

SEPTEMBER 30, 2014	33

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 91.6%

Education/Student Loan - 11.3%
295,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/27	307,959
275,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/32	282,560
1,035,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/43	1,048,745
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,160,971
1,280,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.13	7/1/33	1,340,096
2,500,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Edison Academy)	5.00	11/1/21	2,659,275
400,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	4.50	8/1/26	417,104
500,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	5.50	8/1/36	541,420
750,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	5.00	7/1/29	795,712
1,000,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	5.00	7/1/34	1,040,660
6,237,847	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,332,163
1,000,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.)	6.25	3/1/21	1,010,980
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	622,626
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	165,597
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	1,026,820
956,901	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	970,011
400,000	MN Higher Education Fac. Auth. Rev. (College of St. Scholastica Inc.)	4.00	12/1/32	381,552
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	836,948
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,106,310
1,000,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.00	5/1/32	980,960
500,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.25	5/1/36	488,345
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	866,092
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,466,696
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	2,026,368
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,358,950
664,369	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	651,719
385,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.00	12/1/26	417,509
1,850,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.50	12/1/33	2,017,758
1,150,000	St Paul Hsg & Redev Auth. (St. Paul Conservatory for Performing Artists)	4.63	3/1/43	1,136,510
1,250,000	St Paul Hsg & Redev. Auth. (Higher Ground Academy Proj.)	4.25	12/1/23	1,284,712
1,500,000	St Paul Hsg & Redev. Auth. (Higher Ground Academy Proj.)	5.00	12/1/33	1,551,750
2,000,000	St Paul Hsg. & Redev. Auth. (Community of Peace Academy Proj.)	5.00	12/1/36	2,014,540
535,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	4.00	7/1/23	521,839
855,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/33	859,147
500,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/44	484,170
470,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	479,978
295,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	4.75	9/1/22	306,824
500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.00	9/1/27	512,130
820,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	896,252
1,610,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.00	9/1/23	1,614,299
355,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/27	380,025
225,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/32	236,848

				44,600,930

Escrowed To Maturity/Prerefunded - 2.4%
2,010,000	Minneapolis & St. Paul Metro Airport Commission Sub. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,034,622
3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,541,895
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,075,450
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,081,670
1,690,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	1,855,874

				9,589,511

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

General Obligation - 1.6%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,112,150
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,589,720
550,000	Brooklyn Center Independent School District No. 286 (NATL-RE Insured)	4.50	2/1/31	568,095
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	715,299
300,000	Forest Lake Independent School District No. 831 (AGM Insured)	5.00	2/1/19	304,683
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	787,250
480,000	Watkins G.O.	4.00	1/1/34	483,600
735,000	Watkins G.O.	4.00	1/1/38	737,381

				6,298,178

Hospital/Health Care - 16.1%
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,039,892
275,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	282,772
1,000,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	4.00	11/1/39	1,006,580
3,000,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	4.50	11/1/34	3,221,340
250,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	5.00	11/1/29	288,522
500,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	5.00	11/1/44	547,670
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	394,678
1,550,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,661,941
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	4.75	6/15/22	2,159,100
1,600,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	5.75	6/15/32	1,738,160
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	6.00	6/15/39	2,178,480
1,000,000	Fergus Falls Health Care & Hsg. Fac. Rev. (Lake Region Healthcare Proj.)	5.15	8/1/35	1,023,480
1,860,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/31	1,893,815
1,350,000	Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	5.38	8/1/34	1,366,092
500,000	Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	5.75	2/1/44	507,270
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	788,143
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,249,344
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	255,581
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	270,580
105,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	105,133
1,705,000	Minneapolis Rev. Ref. (Walker Campus)	4.50	11/15/20	1,805,920
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,047
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,575
550,000	Moorhead Economic Dev. Auth. Rev.	4.60	9/1/25	551,012
1,500,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	5.50	8/1/28	1,609,410
1,000,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	6.00	8/1/36	1,079,540
575,000	Owatonna Senior Hsg. Rev. (Senior Living Proj.)	5.80	10/1/29	585,143
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,685,745
1,000,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/26	1,175,160
745,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/28	858,188
325,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/29	373,184
850,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/34	949,254
1,225,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,358,035
4,240,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,333,704
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,259,560
350,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/20	351,218
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,397,400
525,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.25	11/1/25	521,089
750,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.75	11/1/31	750,360
260,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/33	263,796
2,150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/38	2,157,353

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	35

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

2,269,792	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,316,278
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,530,200
1,000,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	4.25	8/1/24	1,013,880
1,400,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	4.75	8/1/29	1,421,966
1,000,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	5.00	8/1/39	1,016,130
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	560,243
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,328,652
1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.50	9/1/34	1,281,025

				63,652,640

Industrial/Pollution Control - 0.5%
1,020,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.) 2, [5]	6.25	11/1/15	821,059
1,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) [8]	4.50	10/1/37	983,800

				1,804,859

Insured - 2.4%
500,000	Guam Power Auth. Rev. (AGM Insured) [11]	5.00	10/1/30	571,060
1,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,905,522
2,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (NATL-RE FGIC Insured)	5.00	1/1/22	3,004,072
1,025,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,209,070
350,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/22	354,224
600,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	599,946
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.25	7/1/20	1,053,680
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) 1, [11]	2.97	7/1/20	935,530

				9,633,104

Multifamily Mortgage - 21.5%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	807,632
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	261,105
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	312,453
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	392,738
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	402,564
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,046,480
895,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	947,823
750,000	Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	6.00	8/1/33	815,265
1,000,000	Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	5.00	8/1/38	1,023,170
620,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	627,099
1,200,000	Coon Rapids Multifamily Hsg. Rev. (Margaret Place Apartments)	6.50	5/1/25	1,205,436
2,360,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,361,817
3,680,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	3,684,490
2,500,000	Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	5.25	6/1/31	2,539,225
1,345,000	Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	5.00	4/1/38	1,335,800
250,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.38	10/1/26	250,172
1,315,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,315,605
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,767,654
680,000	Minneapolis Hsg. Rev. (Keeler Apartments Proj.)	5.00	10/1/37	671,758
375,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	374,685
1,015,000	Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	5.75	7/15/31	1,090,952
100,000	Minneapolis Multifamily Hsg. Rev. (Seward Towers Proj.) (GNMA Collateralized)	5.00	5/20/36	101,324
780,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	781,989
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,759,555
1,000,000	MN Hsg. Fin. Agy. Rental Hsg.	5.20	8/1/43	1,068,560
250,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.05	8/1/31	269,362
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.25	8/1/40	2,734,566

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,760,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.45	8/1/41	1,933,290
1,065,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,100,401
280,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.65	9/1/26	280,400
210,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.70	9/1/27	210,272
1,000,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.00	9/1/32	981,390
250,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.13	9/1/37	243,172
1,500,000	New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	5.00	8/1/39	1,513,455
1,390,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,502,757
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,054,530
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	1,078,300
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.25	8/1/33	1,078,040
875,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	5.00	4/1/34	890,050
220,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	224,323
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	464,916
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	502,820
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	534,194
245,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.38	12/1/33	267,724
2,500,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.50	12/1/35	2,723,000
4,000,000	Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	3.75	6/1/29	4,148,440
2,200,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	4.00	9/1/20	2,262,260
1,135,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/27	1,189,605
100,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/30	103,164
2,150,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.30	9/1/37	2,192,462
1,705,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.13	1/1/39	1,705,426
250,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	5.75	12/1/28	268,582
2,000,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	6.00	12/1/30	2,150,080
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	248,858
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	284,740
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	181,396
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	155,320
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	155,410
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,199,830
1,285,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.20	11/1/22	1,294,368
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.30	11/1/30	1,003,030
2,590,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.38	5/1/43	2,594,274
4,840,000	St. Paul Hsg. & Redev. Auth. Multifamily Rev. Ref. (Univ. & Dale Proj.) (GNMA Collateralized) [8]	4.82	7/20/46	4,860,812
2,515,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.70	8/1/36	2,610,620
275,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	281,658
730,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.20	5/1/25	796,678
790,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	11/1/26	860,500
1,250,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.50	11/1/32	1,352,500
800,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.75	11/1/39	867,048
2,610,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	4.63	4/1/30	2,582,960

				84,882,334

Municipal Lease [9] - 4.6%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	540,555
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	537,890
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	537,370
1,120,115	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,128,583
1,030,000	Goodhue Co. Education District No 6051 Lease Rev.	5.00	2/1/34	1,146,884
1,500,000	Goodhue Co. Education District No 6051 Lease Rev.	5.00	2/1/39	1,650,195
3,000,000	MN General Fund Rev. (Appropriation)	3.00	3/1/30	2,867,310

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	37

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

4,000,000	MN General Fund Rev. (Appropriation)	4.00	3/1/26	4,359,200
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,242,860
1,270,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,296,873
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	405,436
340,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	345,756
939,470	Winona School District 861 Lease Purchase	6.04	8/1/24	940,955

				17,999,867

Other Revenue Bonds - 7.7%
765,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	785,158
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	512,331
588,345	Crystal Governmental Fac. Rev.	5.10	12/15/26	669,160
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	477,062
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,556,715
400,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.35	2/1/30	400,012
155,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	156,552
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	241,390
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,139,370
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,363,520
1,175,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,180,146
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,035,360
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	539,770
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	537,230
1,000,000	St. Paul Hsg. & Redev. Auth. Rev. (Ordway Center Performing Arts Proj.)	2.20	7/1/18	1,000,160
1,081,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,083,875
849,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	850,163
745,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	785,521
1,021,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	1,026,044
858,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	859,201
175,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/19	183,391
180,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/19	189,520
185,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/20	193,836
220,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/20	231,370
225,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/21	235,544
1,000,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/26	1,043,380
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/29	964,364
3,875,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	3,898,366
3,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Foundation)	5.00	12/1/36	3,258,030
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	747,382
2,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/42	2,161,420

				30,305,343

Public Facilities - 0.3%
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,128,342

Sales Tax Revenue - 1.5%
1,825,000	Guam Govt. Business Privilege Tax Rev. [11]	5.25	1/1/36	1,978,026
2,000,000	Hennepin Co. Sales Tax Rev.	4.75	12/15/37	2,201,720
900,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.00	8/1/26	727,236
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.25	8/1/33	842,310

				5,749,292

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Single Family Mortgage - 15.0%
1,590,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	1,705,498
880,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	934,190
1,080,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,161,713
263,206	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	265,233
82,571	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	85,261
493,962	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	497,820
890,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	955,566
34,782	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	35,094
25,014	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	26,031
55,048	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	55,352
526,530	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	541,094
267,807	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	283,265
145,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	154,748
5,325,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	5,591,197
5,030,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	5,045,794
2,760,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	2,993,800
2,775,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.60	7/1/33	2,836,633
6,475,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.80	7/1/38	6,603,594
5,255,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.90	7/1/43	5,362,676
1,690,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	4.65	7/1/22	1,741,156
4,600,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	4,871,906
2,400,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.63	7/1/25	2,505,840
3,115,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.90	7/1/30	3,240,690
480,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/26	484,128
190,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.10	7/1/31	192,077
1,655,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.10	7/1/38	1,710,972
645,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	699,877
215,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	228,876
355,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	364,542
1,570,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,664,545
260,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	260,486
120,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	126,236
370,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	384,567
690,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	704,153
1,900,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	1,930,514
1,115,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,154,806
1,090,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,121,675
330,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	337,874
365,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	380,717

				59,240,196

Transportation - 1.7%
1,000,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/30	1,162,260
1,000,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	1,156,130
500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	562,990
775,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/32	892,630
1,100,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/33	1,262,184
600,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/34	685,356
440,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/35	500,707
400,000	MN Valley Transit Auth. Proj. Rev.	4.50	6/1/26	425,704

				6,647,961

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	39

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014 Sit Minnesota Tax-Free Income Fund (Continued)

Quantity/ Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($

Utility - 5.0%
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	1,140,640
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,103,340
320,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	371,350
250,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/33	285,500
50,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/34	50,006
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,515,762
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,000,280
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	772,408
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,103,690
500,000	North Branch Electric System Rev.	5.75	8/1/28	523,450
695,000	Northern Municipal Power Agy. Electric Rev.	5.00	1/1/31	782,924
1,000,000	Puerto Rico Electric Power Auth. Rev. [11]	7.25	7/1/30	594,140
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,172,480
1,250,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.45	8/1/28	1,297,500
1,690,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	1,695,087
2,000,000	Western MN Municipal Power Agy. Rev.	3.00	1/1/28	2,005,820
1,000,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/31	1,172,850
1,000,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/36	1,148,310

				19,735,537

Total Municipal Bonds (cost: $348,783,043)				361,268,094

Investment Companies - 1.5%
293,300	Delaware Investments Minnesota Municipal Income Fund II (VMM)			3,956,617
43,696	First American Minnesota Municipal Income Fund II (MXN)			628,348
83,329	MN Municipal Income Portfolio (MXA)			1,291,600

Total Investment Companies (cost: $6,179,897)				5,876,565

Total Investments in Securities - 93.1% (cost: $354,962,940)				367,144,659
Other Assets and Liabilities, net - 6.9%				27,357,737

Total Net Assets - 100.0%				$394,502,396

[1]	Variable rate security. Rate disclosed is as of September 30, 2014.

[2]	Security considered illiquid by the Investment Adviser. The total value of such security as of September 30, 2014 was $821,059 and represented 0.2% of net assets.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such security as of September 30, 2014 was $821,059 and represented 0.2% of net assets.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2014, 8.6% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of September 30, 2014 was $17,999,867 and represented 4.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of September 30, 2014 was $11,945,685 and represented 3.0% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of September 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)

Municipal Bonds	—	361,268,094	—	361,268,094
Investment Companies	5,876,565	—	—	5,876,565

Total:	5,876,565	361,268,094	—	367,144,659

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	41

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) September 30, 2014

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund

ASSETS
Investments in securities, at identified cost	$561,610,571	$106,294,532	$168,966,953	$354,962,940

Investments in securities, at fair value - see accompanying schedule for detail	$566,347,811	$106,362,891	$157,259,788	$367,144,659
Cash in bank on demand deposit	28,541,975	2,260,381	3,914	29,135,348
Restricted cash	17,000,000	500,000	—	—
Accrued interest and dividends receivable	3,053,181	606,754	1,972,720	4,740,602
Receivable for investment securities sold	25,344	—	155,877	—
Variation margin	—	20,537	—	—
Other receivables		—	—	15,000
Receivable for Fund shares sold	954,131	355,918	8,126	536,841

Total assets	615,922,442	110,106,481	159,400,425	401,572,450

LIABILITIES
Payable for investment securities purchased	853,801	1,000,036	—	5,864,614
Payable for Fund shares redeemed	1,237,536	8,516,105	113,716	715,156
Cash portion of dividends payable to shareholders	49,513	3,165	83,394	232,252
Accrued investment management fees	403,719	80,798	103,914	258,032
Outstanding options written, at fair value (premiums received $1,443,079 and $30,452, respectively)	1,464,063	34,688	—	—

Total liabilities	4,008,632	9,634,792	301,024	7,070,054

Net assets applicable to outstanding capital stock	$611,913,810	$100,471,689	$159,099,401	$394,502,396

Net assets consist of:
Capital (par value and paid-in surplus)	$615,054,445	$100,583,219	$195,500,504	$390,210,112
Undistributed (distributions in excess of) net investment income	105	11	(772)	40,358
Accumulated net realized gain (loss) from security transactions, written options and futures	(7,856,996)	(196,201)	(24,693,166)	(7,929,793)
Unrealized appreciation (depreciation) on investments, written options and futures	4,716,256	84,660	(11,707,165)	12,181,719

	$611,913,810	$100,471,689	$159,099,401	$394,502,396

Outstanding shares	55,397,472	10,070,569	16,713,516	37,602,919

Net asset value per share of outstanding capital stock	$11.05	$9.98	$9.52	$10.49

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited) Six Months Ended September 30, 2014

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund

Investment income:
Income:
Dividends	—	—	$301,032	$155,619
Interest	$8,160,051	$851,725	3,237,934	8,013,338

Total income	8,160,051	851,725	3,538,966	8,168,957

Expenses (note 4):
Investment management fee	2,588,603	469,235	626,391	1,517,454

Total expenses	2,588,603	469,235	626,391	1,517,454

Net investment income	5,571,448	382,490	2,912,575	6,651,503

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(3,755,351)	104,754	(401,151)	(604,844)
Net realized gain (loss) on written options	2,814,725	87,027	—	—
Net realized gain (loss) on futures	—	(86,975)	—	—

Net change in unrealized appreciation (depreciation) on investments	3,494,912	47,643	6,302,778	9,049,505
Net change in unrealized appreciation (depreciation) on written options	(2,024,727)	(4,236)	—	—
Net change in unrealized appreciation (depreciation) on futures	—	(72,408)	—	—

Net gain	529,559	75,805	5,901,627	8,444,661

Net increase (decrease) in net assets resulting from operations	$6,101,007	$458,295	$8,814,202	$15,096,164

See accompanying notes to financial statements.
SEPTEMBER 30, 2014	43

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government
	Securities Fund
	Six Months	Year
	Ended	Ended
	September 30, 2014	March 31,
	(Unaudited)	2014

Operations:
Net investment income	$5,571,448	$10,813,857
Net realized gain (loss) on investments, written options and futures	(940,626)	(2,445,209)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	1,470,185	(26,914,664)

Net increase (decrease) in net assets resulting from operations	6,101,007	(18,546,016)

Distributions from:
Net investment income	(5,531,592)	(10,806,708)

Total distributions	(5,531,592)	(10,806,708)

Capital share transactions:
Proceeds from shares sold	46,562,694	204,383,543
Reinvested distributions	5,198,566	10,072,964
Payments for shares redeemed	(152,186,372)	(993,393,329)

Increase (decrease) in net assets from capital transactions	(100,425,112)	(778,936,822)

Total increase (decrease) in net assets	(99,855,697)	(808,289,546)

Net assets:
Beginning of period	711,769,507	1,520,059,053

End of period *	$611,913,810	$711,769,507

Capital transactions in shares:
Sold	4,213,904	18,318,110
Reinvested distributions	470,959	907,499
Redeemed	(13,778,237)	(89,264,019)

Net increase (decrease)	(9,093,374)	(70,038,410)

* Includes undistributed (distributions in excess of) net investment income	$105	($39,751)

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Quality Income Fund		Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

$382,490	$540,589	$2,912,575	$6,532,036	$6,651,503	$14,630,322
104,806	(298,343)	(401,151)	(997,576)	(604,844)	(1,582,797)

(29,001)	106,092	6,302,778	(7,069,263)	9,049,505	(14,451,385)

458,295	348,338	8,814,202	(1,534,803)	15,096,164	(1,403,860)

(382,490)	(540,578)	(2,912,575)	(6,537,121)	(6,651,503)	(14,620,594)

(382,490)	(540,578)	(2,912,575)	(6,537,121)	(6,651,503)	(14,620,594)

50,921,214	133,622,057	12,088,158	25,342,854	50,078,441	88,007,700
356,705	513,661	2,419,445	5,528,407	5,275,857	11,665,080
(58,228,197)	(31,718,921)	(16,614,271)	(42,975,264)	(27,974,613)	(141,114,996)

(6,950,278)	102,416,797	(2,106,668)	(12,104,003)	27,379,685	(41,442,216)

(6,874,473)	102,224,557	3,794,959	(20,175,927)	35,824,346	(57,466,670)

107,346,162	5,121,605	155,304,442	175,480,369	358,678,050	416,144,720

$100,471,689	$107,346,162	$159,099,401	$155,304,442	$394,502,396	$358,678,050

5,101,907	13,387,023	1,283,882	2,763,230	4,816,474	8,594,504
35,742	51,543	256,450	613,246	505,807	1,150,601
(5,836,400)	(3,180,886)	(1,773,707)	(4,769,456)	(2,689,126)	(13,949,311)

(698,751)	10,257,680	(233,375)	(1,392,980)	2,633,155	(4,204,206)

$11	$11	($772)	($772)	$40,358	$40,358

SEPTEMBER 30, 2014	45

FINANCIAL HIGHLIGHTS Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Six Months Ended September 30, 2014	Years Ended March 31,
	(Unaudited)	2014	2013	2012	2011	2010

Net Asset Value:
Beginning of period	$11.04	$11.30	$11.31	$11.29	$11.13	$10.84

Operations:
Net investment income [1]	0.10	0.12	0.16	0.31	0.32	0.44
Net realized and unrealized gains (losses) on investments, written options and futures	—	(0.26)	—	0.02	0.16	0.29

Total from operations	0.10	(0.14)	0.16	0.33	0.48	0.73

Distributions from:
Net investment income	(0.09)	(0.12)	(0.16)	(0.31)	(0.32)	(0.44)
Return of capital	—	—	(0.01)	—	—	—
Net realized gains	—	—	—	—	(—)[2]	—

Total Distributions	(0.09)	(0.12)	(0.17)	(0.31)	(0.32)	(0.44)

Net Asset Value:
End of period	$11.05	$11.04	$11.30	$11.31	$11.29	$11.13

Total investment return [3]	0.95%	(1.21% )	1.39%	2.98%	4.37%	6.88%

Net assets at end of period (000’s omitted)	$611,914	$711,770	$1,520,059	$1,504,154	$1,057,154	$768,720

Ratios: [4,5]
Expenses (without waiver)	0.80%	0.80%	0.80%	0.80%	0.81%	0.82%
Expenses (with waiver)	0.80%	0.80%	0.80%	0.80%	0.75%	0.80%
Net investment income (with waiver)	1.72%	1.06%	1.43%	2.73%	2.88%	3.85%

Portfolio turnover rate (excluding short-term securities)	4.40%[6]	4.13%	58.67%	33.82%	45.80%	66.89%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]

Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate and the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

[6]	Not annualized.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Three Months Ended March 31, 2013 *

Net Asset Value:
Beginning of period	$9.97	$10.01	$10.00

Operations:
Net investment income [1]	0.04	0.09	0.03
Net realized and unrealized gains (losses) on investments, written options and futures	0.01	(0.04)	0.01

Total from operations	0.05	0.05	0.04

Distributions from:
Net investment income	(0.04)	(0.09)	(0.03)

Net Asset Value:
End of period	$9.98	$9.97	$10.01

Total investment return [2]	0.47%	0.47%	0.38%

Net assets at end of period (000’s omitted)	$100,472	$107,346	$5,122

Ratios: [3]
Expenses	0.90%	0.90%	0.90%
Net investment income	0.73%	0.80%	1.25%

Portfolio turnover rate (excluding short-term securities)	98.06%[4]	81.19%	37.44%[4]

*	The Fund commenced investment operations on December 31, 2012.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

SEPTEMBER 30, 2014	47

FINANCIAL HIGHLIGHTS Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Six Months Ended September 30, 2014	Years Ended March 31,
	(Unaudited)	2014	2013	2012	2011	2010

Net Asset Value:
Beginning of period	$9.16	$9.57	$9.23	$8.52	$8.90	$7.93

Operations:
Net investment income [1]	0.18	0.38	0.38	0.41	0.41	0.41
Net realized and unrealized gains (losses) on investments	0.36	(0.41)	0.34	0.71	(0.38)	0.97

Total from operations	0.54	(0.03)	0.72	1.12	0.03	1.38

Distributions from:
Net investment income	(0.18)	(0.38)	(0.38)	(0.41)	(0.41)	(0.41)

Net Asset Value:
End of period	$9.52	$9.16	$9.57	$9.23	$8.52	$8.90

Total investment return [2]	5.88%	(0.19% )	7.92%	13.41%	0.26%	17.71%

Net assets at end of period (000’s omitted)	$159,099	$155,304	$175,480	$154,659	$140,371	$153,495

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.72%	4.17%	4.03%	4.62%	4.63%	4.79%

Portfolio turnover rate (excluding short-term securities)	11.27%[4]	28.32%	36.75%	37.18%	30.23%	27.30%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Six Months Ended September 30, 2014	Years Ended March 31,
	(Unaudited)	2014	2013	2012	2011	2010

Net Asset Value:
Beginning of period	$10.26	$10.62	$10.42	$9.67	$9.88	$8.97

Operations:
Net investment income [1]	0.18	0.40	0.38	0.44	0.43	0.43

Net realized and unrealized gains (losses) on investments	0.23	(0.36)	0.20	0.75	(0.21)	0.91

Total from operations	0.41	0.04	0.58	1.19	0.22	1.34

Distributions from:
Net investment income	(0.18)	(0.40)	(0.38)	(0.44)	(0.43)	(0.43)

Net Asset Value:
End of period	$10.49	$10.26	$10.62	$10.42	$9.67	$9.88

Total investment return [2]	4.05%	0.47%	5.61%	12.48%	2.22%	15.22%

Net assets at end of period (000’s omitted)	$394,502	$358,678	$416,145	$343,800	$289,105	$290,806

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.51%	3.91%	3.58%	4.32%	4.35%	4.52%

Portfolio turnover rate (excluding short-term securities)	5.11%[4]	20.53%	17.13%	15.06%	24.48%	11.46%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

SEPTEMBER 30, 2014	49

NOTES TO FINANCIAL STATEMENTS (Unaudited) Six Months Ended September 30, 2014

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put options and wrote call option contracts traded on a U.S. exchange. To hedge interest rate risk, the Quality Income Fund purchased put options, entered into futures contracts and wrote call options on these future contracts traded on a U.S. exchange. Risks of entering into futures contracts and purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, the Quality Income Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the six months ended September 30, 2014, the average volume of derivative activity was as follows:

	Average Cost	Average Premium Received	Average Notional Amount

U.S. Government Securities Fund
Purchased put options	$825,906	—	$4,266,667
Written call options	—	$2,311,785	5,360,000

Quality Income Fund
Purchased put options	$4,696	—	$20,000
Treasury futures	—	—	63,608,958
Written call options	—	$12,784	21,667

The number of open option contracts and open futures contracts outstanding as of September 30, 2014 also serve as indicators of the volume of activity for the Funds throughout the period.

SEPTEMBER 30, 2014	51

NOTES TO FINANCIAL STATEMENTS (Unaudited) Six Months Ended September 30, 2014 (Continued)

Statement of Assets and Liabilities - Values of derivatives as of September 30, 2014

	Asset Derivatives Value		Liability Derivatives Value
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$394,531	[1]	—
Written call options	—		$1,464,063	[2]

Quality Income Fund
Purchased put options	$3,281	[1]	—
Treasury futures	20,537	[3]	—
Written call options	—		$34,688	[2]

1 Statement of Assets and Liabilities location: Investments in securities, at fair value.

2Statement of Assets and Liabilities location: Outstanding options written, at fair value.

3Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation(depreciation) of futures as reported in the

 Schedule of Investments.

The effect of derivative instruments on the statement of operations for the six months ended September 30, 2014:

	Amount of Realized Gain (Loss) on Derivatives [4]	Change in Unrealized Appreciation (Depreciation) on Derivatives [5]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	($2,063,799)	($1,244,529)
Written call options	2,814,725	(2,024,727)

Quality Income Fund
Purchased put options	($9,973)	($833)
Written call options	87,027	(4,236)
Treasury Futures	(86,975)	(72,408)

4 Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.

5 Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures,

 respectively.

Transactions in written options for the six months ended September 30, 2014 were as follows:

	Number of Contracts	Premium
U.S. Government Securities Fund
Outstanding, March 31, 2014	4,640	$3,501,087
Call options written	13,600	8,067,732
Call options expired	(2,000)	(271,220)
Call options closed	(13,640)	(9,854,520)

Outstanding, September 30, 2014	2,600	$1,443,079

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

	Number of Contracts	Premium
Quality Income Fund
Outstanding, March 31, 2014	—	—
Call options written	365	$193,983
Call options expired	—	—
Call options closed	(325)	(163,531)

Outstanding, September 30, 2014	40	$30,452

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Funds’ bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of September 30, 2014 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the

SEPTEMBER 30, 2014	53

NOTES TO FINANCIAL STATEMENTS (Unaudited) Six Months Ended September 30, 2014 (Continued)

RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2011, 2012, and 2013 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2014, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
U.S. Government Securities	$12,425,554	($7,688,314)	$4,737,240	$561,610,571
Quality Income	299,766	(231,407)	68,359	106,294,532
Tax-Free Income	8,015,026	(19,722,191)	(11,707,165)	168,966,953
Minnesota Tax-Free Income	14,406,794	(2,225,075)	12,181,719	354,962,940

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years or period ended March 31, 2014 and 2013 were as follows:

Year Ended March 31, 2014:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$10,762,504	—	—	$10,762,504
Quality Income	537,852	—	—	537,852
Tax-Free Income*	132,476	$6,404,645	—	6,537,121
Minnesota Tax-Free Income*	101,933	14,518,661	—	14,620,594
* 97.9% and 99.3% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year or Period Ended March 31, 2013:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Return of Capital	Total
U.S. Government Securities	$24,620,957	—	—	$899,593	$25,520,550
Quality Income	13,470	—	—	—	13,470
Tax-Free Income*	75,807	$6,859,570	—	—	6,935,377
Minnesota Tax-Free Income*	62,713	13,462,345	—	—	13,525,058
* 98.9% and 99.5% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2014 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	$51,353	—	($4,170,078)	$499,779
Quality Income	3,676	—	(204,962)	20,073
Tax-Free Income	917	$82,202	(24,313,234)	(17,988,724)
Minnesota Tax-Free Income	—	286,821	(7,390,287)	3,197,552

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Net capital loss carryovers and late year losses, if any, as of March 31, 2014, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

The Funds’ first fiscal year end subject to the Modernization Act was March 31, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of March 31, 2014, were as follows:

	Pre-Enactment		Post-Enactment
	Net Capital Loss		Unlimited Period of Net		Late Year	Accumulated
	Carryover Expiring in:		Capital Loss Carryover		Losses	Capital and
	2015	2016-2019	Short-Term	Long-Term	Deferred	Other Losses
U.S. Government Securities	—	—	$4,170,078	—	—	$4,170,078
Quality Income	—	—	77,140	$127,822	—	204,962
Tax-Free Income	—	$19,109,911	619,000	4,405,430	$178,893	24,313,234
Minnesota Tax-Free Income	$774,842	5,024,269	664,551	—	926,625	7,390,287

For the year ended March 31, 2014 , the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
U.S. Government Securities	$1,543,618	—
Quality Income	3,837	—
Tax-Free Income	4,204,371	—
Minnesota Tax-Free Income	—	$1,709,459

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

SEPTEMBER 30, 2014	55

NOTES TO FINANCIAL STATEMENTS (Unaudited) Six Months Ended September 30, 2014 (Continued)

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended September 30, 2014, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$26,964,998	—	$144,774,919	—
Quality Income	60,788,962	$35,903,009	59,111,797	$29,979,668
Tax-Free Income	—	16,611,198	—	22,231,998
Minnesota Tax-Free Income	—	39,349,904	—	17,928,529

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2014:

	Shares	% Shares Outstanding
U.S. Government Securities	1,146,912	2.1
Quality Income	5,808,134	57.7
Tax-Free Income	2,823,871	16.9
Minnesota Tax-Free Income	1,971,462	5.2

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2014 to September 30, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (4/1/14)	Ending Account Value (9/30/14)	Expenses Paid During Period (4/1/14- 9/30/14)*
U.S. Government Securities Fund
Actual	$1,000	$1,009.50	$4.03
Hypothetical	$1,000	$1,021.06	$4.05

Quality Income Fund
Actual	$1,000	$1,004.70	$4.52
Hypothetical	$1,000	$1,020.56	$4.56

Tax-Free Income Fund
Actual	$1,000	$1,058.80	$4.13
Hypothetical	$1,000	$1,021.06	$4.05

Minnesota Tax-Free Income Fund
Actual	$1,000	$1,040.50	$4.09
Hypothetical	$1,000	$1,021.06	$4.05

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Tax-Free Income and Minnesota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

SEPTEMBER 30, 2014	57

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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59

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60

Semi-Annual Report
September 30, 2014

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

Sit Bond 9-2014

Item 2:  Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:  Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b)  There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date November 26, 2014

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date November 26, 2014